Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on October 26, 2012

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. 427	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 429	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68154-1150

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 513-241-4771 (fax)	James P. Ash, Esq. Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2619 (phone) (631) 813-2884 (fax)

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(  )

immediately upon filing pursuant to paragraph (b).

( X )

on  October 29, 2012 pursuant to paragraph (b).

(  )

60 days after filing pursuant to paragraph (a)(1).

(  )

on (date) pursuant to paragraph (a)(1).

(  )

75 days after filing pursuant to paragraph (a)(2).

(  )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SMALL CAP VALUE FUND

Class	I	Shares	ALTSX

PROSPECTUS October 29, 2012

Advised by:
Altrius Institutional Asset Management, LLC
1323 Commerce Drive
New Bern, NC 28562

www.altriusfunds.com                                                     1-855-684-3857

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Additional Compensation to Financial Intermediaries
Other Classes
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY

Investment Objective:  The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.49%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	2.45%
Fee Waiver and/or Reimbursement(2)	(0.79)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.66%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until October 31, 2013 so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.65% for Class I shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
I	$169	$688	$1,234	$2,726

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of U.S. small capitalization ("small cap") companies selected using the adviser's "value" strategy.  The Fund defines small cap companies as those with a market capitalization at the time of purchase below $2.5 billion.  The adviser's value strategy is a hybrid approach to portfolio construction combining:

•

Top-Down Economic Analysis:  The adviser gauges the overall macro-economic environment and tailors its investment approach to the Fund.

•

Bottom-Up Value Analysis:  The adviser identifies small cap stocks of companies that it believes have a proven track record of competitive advantages, sustainable value for shareholders and are trading at prices below what the adviser believes is their intrinsic value.

The adviser buys securities using the value strategy described above and sells them when a price target is achieved, if a stock's value proposition has deteriorated, or to adjust the Fund's portfolio to the adviser's top-down economic outlook.

While the Fund’s portfolio will typically hold stocks of 30 -75 companies, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

•

Limited History of Operations:  The Fund has a limited history of operation s ..

•

Liquidity Risk:  Some small cap securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a small cap security at all or at a price which represents current or fair market value.

•

Management Risk:  The adviser's judgments about the attractiveness and potential appreciation of a common stock may prove to be inaccurate and may not produce the desired results.

•

No History of Mutual Fund Management:  The Fund's adviser has not previously managed a mutual fund.

•

Non-Diversification Risk:  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•

Small Company Risk:  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Stock Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Turnover Risk:  A higher portfolio turnover will result in higher transactional and brokerage costs.

•

Value Investing Risk:  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.altriusfunds.com or by calling 1-855-684-3857.

Investment Adviser:  Altrius Institutional Asset Management, LLC.

Portfolio Managers:  James M. Russo, President and Chief Investment Strategist and Nathan G. Byrd, Portfolio Manager, of the adviser, have served the Fund as its portfolio managers since it commenced operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I shares is $10,000 for regular accounts and $5,000 for retirement plan accounts.  Class I shares have no minimum subsequent investment requirement.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, by internet or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks long-term capital appreciation.  The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small capitalization ("small cap") companies selected using the adviser's "value" strategy.  The Fund defines small cap companies as those with a market capitalization at the time of purchase below $2.5 billion.  The adviser's value strategy is a hybrid approach to portfolio construction combining:

•

Top-Down Economic Analysis:  The adviser gauges the overall macro-economic environment in order to identify the most compelling opportunities from a geographic, industry and/or sector perspective.

•

Bottom-Up Value Analysis:  The adviser screens the small cap stock universe to identify companies that it believes have a proven track record of competitive advantages and the ability to produce sustainable value for shareholders in the foreseeable future.  From this group, the adviser selects securities that it believes are trading at prices below their intrinsic value.

The adviser buys securities using the value strategy described above and sells them when a price target is achieved, if a stock's value proposition has deteriorated, or to adjust the Fund's portfolio to the adviser's top-down economic outlook.

While the Fund’s portfolio will typically hold 30 -75 companies, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Principal Investment Risks

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations:  The Fund has a limited history of operation s ..  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.

•

Liquidity Risk:  The smaller company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks.  Therefore, the purchase and sale of stocks held by the Fund may require more time and results in higher brokerage charges or dealer discounts than do the securities of larger companies.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•

Management Risk:  The adviser's judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser's reliance on investment strategy judgments about the relative value of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns. The adviser's investment style may subject a Fund to certain risks.  Consequently, a Fund may pay more for a portfolio security than it is worth.

•

No History of Mutual Fund Management:  The Fund's adviser has not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing a mutual fund and the adviser may not achieve the intended result in managing the Fund.

•

Non-Diversification Risk:  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•

Small Company Risk:  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

•

Stock Market Risk:  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

•

Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

•

Value Investing Risk:  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.  The portfolio manager’s calculation of a stock’s intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund’s original purchase price.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time to time, make available month-end portfolio holdings information on the website www.altriusfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-855-684-3857.

MANAGEMENT

Investment Adviser:  Altrius Institutional Asset Management, LLC, located at 1323 Commerce Drive, New Bern, NC 28562, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund's investments.  The adviser is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions.  The adviser was formed in January 2011 and has no other clients

Pursuant to an Investment Advisory Agreement, the Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 0.95% of the Fund's average daily net assets.  The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until October 31, 2013 so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund will not exceed 1.65% of average daily net assets attributable to Class I shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the Fund's first annual or semi-annual shareholder report.

Portfolio Managers:

James M. Russo

President and Chief Investment Strategist

Mr. Russo serves as President and Chief Investment Strategist of the adviser since founding it in January 2011.  Additionally, Mr. Russo serves as President and Chief Investment Strategist of Altrius Capital Management, Inc. since founding it in 2001.  Mr. Russo holds a Bachelor of Science in Economics degree from the United States Naval Academy.

Nathan G. Byrd

Mr. Byrd serves as a Portfolio Manager of the adviser since June 2011. Prior to joining Altrius, Mr. Byrd worked at Wachovia Bank as a Portfolio Manager from 2006 until 2009, and as an Equity Research Analyst at Oak Value Capital Management during 2010. Mr. Byrd has completed the CFA exams and is a member of the CFA NC Society. Mr. Byrd earned his Bachelor of Science degree in Mathematical Economics from Wake Forest University. He received a Masters in Business Administration from the University of North Carolina’s Kenan-Flagler School of Business.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying exchange-traded funds ("ETFs") which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than other classes of shares. This means that 100% of your initial investment is placed into shares of the Fund.

Minimum and Additional Investment Amounts:  The minimum initial investment in Class I shares is $10,000 for regular accounts and $5,000 for retirement plan accounts.  Class I shares have no minimum subsequent investment requirement.  The Fund and the adviser each reserve the right to waive any minimum.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

Altrius Small Cap Value Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail:

Altrius Small Cap Value Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-855-684-3857 for more information about the Fund's Automatic Investment Plan.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-684-3857 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Transactions through www.altriusfunds.com:  You may purchase the Fund's shares and redeem the Fund's shares through the website www.altriusfunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the transaction website.  The Fund imposes a limit of $50,000 on redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its transfer agent, distributor, nor adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.]

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

the name of the Fund

the dollar amount of shares to be purchased

a completed purchase application or investment stub

check payable to the "Altrius Small Cap Value Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-684-3857 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

Altrius Small Cap Value Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail:

Altrius Small Cap Value Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-684-3857. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account.  Please contact the Fund at 1-855-684-3857 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions through Internet:  You may redeem the Fund's shares through the website www.altriusfunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the web site in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase or redeem shares through the website you must also have ACH instructions on your account.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Please call the Fund at 1-855-684-3857  for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Low Balances:  If at any time your Class I account balance falls below $3,000, the Fund may notify you that, unless the account is brought up to at least $3,000 within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a redemption fee.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.  The adviser may waive the redemption fee under certain conditions described more fully in the Fund's Statement of Additional Information.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income annually and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Other Classes: In addition to the Class I shares offered in this Prospectus, the Fund offers Class A and C shares by a separate prospectus. Class A and C shares pay annual 12b-1 fees of 0.25% and 1.00%, respectively.

Householding:  To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-684-3857 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s June 30, 2012 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Period Ended June 30, 2012(1)
Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.14
Net realized and unrealized loss on investments	(0.68)
Total from investment operations	(0.54)

Less distributions from:
Net investment income	(0.04)
Total distributions	(0.04)

Paid-in-Capital From Redemption Fees	0.00	**

Net asset value, end of period	$ 9.42

Total return(3,4)	(5.32)%

Net assets, at end of period (000s)	$ 13,382

Ratio of gross expenses to average net assets(5)	2.44%

Ratio of net expenses to average net assets(5)	1.65%

Ratio of net investment income to average net assets(5)	1.64%

Portfolio Turnover Rate(4)	106%

(1) The Altrius Small Cap Value Fund commenced operations on July 25, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not Annualized.
(5) Annualized.
**Per share amount represents less than $0.01 per share.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do :
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market ..

Altrius Small Cap Value Fund

Adviser	Altrius Institutional Asset Management, LLC 1323 Commerce Drive New Bern, NC 28562	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated October 29, 2012 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-684-3857or visit www.altriusfunds.com.  You may also write to:

Altrius Small Cap Value Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

PSI MARKET NEUTRAL FUND	-	Class A Shares: FXMAX
PSI TOTAL RETURN FUND	-	Class A Shares: FXBAX
PSI STRATEGIC GROWTH FUND	-	Class A Shares: FXSAX
PSI TACTICAL GROWTH FUND	-	Class A Shares: FXTAX

PROSPECTUS

October 29, 2012

Advised by

Portfolio Strategies, Inc.

1724 W Union Avenue

Suite 200

Tacoma, WA 98405

                                                          1-888-9-BUYPSI

                         (1-888-928-9774)

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY: PSI Market Neutral Fund
FUND SUMMARY: PSI Total Return Fund
FUND SUMMARY: PSI Strategic Growth Fund
FUND SUMMARY: PSI Tactical Growth Fund
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY: PSI Market Neutral Fund

Investment Objective:  The Fund seeks positive absolute returns with less volatility than the S&P 500 Index.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 40 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1 Fees)	0.25%
Other Expenses (includes fee recapture(1) of 0.16%)	0.65%
Acquired Fund Fees and Expenses ( [2] )	0.59%
Total Annual Fund Operating Expenses	2.49%

  (1)

The Fund's adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2013, so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.90% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 813	$ 1,275	$ 1,762	$ 3,099

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover was 7,681 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund's investment adviser seeks to achieve the Fund's investment objective by investing long or short in a combination of exchange traded funds ("ETFs"), derivatives and open-end investment companies (mutual funds”) using the adviser's market neutral strategy.  The ETFs and mutual funds in which the Fund invests each primarily invest in (1) US common stocks, (2) foreign common stocks, (3) US fixed income securities, (4) foreign fixed income securities, (5) commodities, or (6) currencies.  The adviser invests Fund assets without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity.  Fixed income ETFs and mutual funds may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  Foreign common stock ETFs and mutual funds may invest in common stock of companies located in emerging market countries.

The adviser's market neutral strategy is intended to generate relatively low-volatility positive absolute returns, regardless of the direction of the equity, fixed income, commodity or currency markets, by generating a combination of capital appreciation and interest income.  The adviser seeks returns that are both positive and consistent by (1) hedging market risk by purchasing inverse ETFs (securities designed to produce short positions with returns opposite to the securities index to which they are linked), (2) using futures and options to offset portfolio-level or security-specific risk and (3) diversifying among asset classes that it believes are not highly correlated to eachother or the financial markets in general.  The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate assets long and short (via inverse ETFs) in the following ranges.

Position	Asset Class	Percent Allocation
Long	"Strong" Index or Sector ETFs and mutual funds	25 % to 50%
Short	"Weak" Index or Sector ETF	25 % to 50%
Long	Opportunistic Index or Sector ETFs and mutual funds	0% to 50%

The adviser intends to maintain portfolio-level net market exposure in a range from zero (market neutral) to a maximum of +20% in periods when it believes market conditions are most favorable.  The adviser will not invest Fund assets to create a net short position.  However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser buys securities in a hedged combination (via an ETF or mutual fund and an inverse ETF) that its market neutral analysis indicates have a strong and weak short-term outlook.  The adviser also buys securities that it believes present a short-term long only opportunity for gain.  It sells securities when it believes more profitable securities are available or to maintain net market exposure between 0% and 20%.  The adviser will buy and sell derivatives for similar reasons.  The adviser will engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its investments in ETFs as well as through any direct investments in non-ETF securities and derivatives.

•

Commodity Risk:  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

•

Credit Risk:  Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses.  Credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve leverage and tracking risks because a small investment may result in large price changes and derivatives may not be a perfect substitute for securities.

•

Emerging Markets Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

ETF and Mutual Fund Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse ETFs tend to limit the Fund's participation in overall market-wide gains.  Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.

•

Fixed Income Risk:   A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.

•

Foreign Currency Risk:  Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Junk Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Management Risk:  The adviser's dependence on the market neutral strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk:  Higher portfolio turnover will result in higher transactional and brokerage costs.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by calling 1-888-928-9774.

Class A Annual Total Return For Calendar Years Ended December 31

(Returns do not reflect sales charges and would be lower if they did)

Best Quarter:	2nd Quarter 2011	3.16%
Worst Quarter:	3rd Quarter 2011	(8.91)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2012, was 0.99%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2011)

Class A shares	One Year	Since Inception (8/23/2010)
Return before taxes	(13.67)%	(8.87)%
Return after taxes on distributions	(14.05)%	(9.46)%
Return after taxes on distributions and sale of Fund shares	(8.89)%	(7.85)%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	15.22%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 ® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Portfolio Strategies, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Managers:  David Jajewski, President and Chief Compliance Officer of the adviser and John Williamson, Managing Partner of the adviser, have served the Fund as its Portfolio Co-Managers since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone.  The minimum initial and subsequent investment in Class A is $2,500 and $500.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PSI Total Return Fund

Investment Objective:  The Fund seeks total return from income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 40 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (includes fee recapture(1) of 0.03%)	0.60%
Acquired Fund Fees and Expenses (2)	0.40%
Total Annual Fund Operating Expenses	2.15%

(1)

    The Fund's adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2013, so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.75% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 years	5 Years	10 Years
Class A	$ 781	$ 1,203	$ 1,651	$ 2,888

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover was 1,446% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a combination of (1) open-end investment companies ("mutual funds") and (2) exchange traded funds ("ETFs") that each invest primarily in fixed income securities, common stocks, or alternative assets, which the Fund defines as commodity-related or real estate-related securities, and (3) derivatives using the adviser's quantitative analysis strategy.  The adviser selects fixed income ETFs and mutual funds without restriction as to maturity or credit quality.  Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  The adviser selects common stock ETFs and mutual funds without restriction as to issuer sector, capitalization or country of origin.  Foreign common stock funds may invest in common stock of companies located in emerging market countries.  The adviser may hedge up to 30% of the Fund's portfolio using US Treasury Futures and Options on US Treasury Futures when it believes interest rates are increasing.  The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser's quantitative analysis strategy determines asset allocation between (1) fixed income securities, (2) common stock,(3) derivatives and (4) alternative assets through an assessment of the current-versus-historical averages of (i) interest rates of various maturities, (ii) credit spreads (the yield difference between corporate bonds and risk-free U.S. Treasury bonds) (iii) common stock market return volatility and (iv) alternative asset expected returns.  If the adviser expects interest rates to decline it will allocate more assets to fixed income sectors; if it expects rates to rise it will reduce fixed income allocation or hedge via derivatives.  If it expects credit spreads to narrow or volatility to decline, indicating investor confidence in economy growth or, at least, stability, it will allocate more assets to common stocks.  If it expects these indicators to increase it will reduce common stock allocations.

To execute its asset allocation targets, the adviser selects individual ETFs and mutual funds by analyzing relative price momentum.  Relative price momentum analysis seeks to use publicly available information including previous prices, returns and/or trading volumes to identify individual securities that have exhibited strong performance in prior periods as compared to other investment opportunities.  The adviser sells individual securities identified during its relative price momentum analysis when another individual security exhibits stronger performance or to realign its portfolio-level asset allocation.  The adviser will buy and sell derivatives for similar reasons.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its investments in ETFs and mutual funds as well as through any direct investments in specific non-fund securities and derivatives.

•

Credit Risk:  Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses.  Credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve leverage and tracking risks because a small investment may result in large price changes and derivatives may not be a perfect substitute for securities.

•

Emerging Markets Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

ETF and Mutual Fund Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse ETFs tend to limit the Fund's participation in overall market-wide gains.  Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.

•

Fixed Income Risk:   A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.

•

Foreign Currency Risk:  Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Management Risk:  The adviser's dependence on the quantitative analysis strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk.  Higher portfolio turnover will result in higher transactional and brokerage costs.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by calling 1-888-928-9774.

Class A Annual Total Return For Calendar Years Ended December 31

(Returns do not reflect sales charges and would be lower if they did)

Best Quarter:	2nd Quarter 2011	0.82%
Worst Quarter:	4th Quarter 2010	(1.18)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2012, was 3.09%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011)

Class A shares	One Year	Since Inception (8/23/2010)
Return before taxes	(6.04)%	(5.11)%
Return after taxes on distributions	(6.24)%	(5.46)%
Return after taxes on distributions and sale of Fund shares	(3.93)%	(4.54)%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	5.10%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

Investment Adviser:  Portfolio Strategies, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Managers:  David Jajewski, President and Chief Compliance Officer of the adviser and John Williamson, Managing Partner of the adviser, have served the Fund as its Portfolio Co-Managers since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone.  The minimum initial and subsequent investment in Class A shares is $2,500 and $500.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PSI Strategic Growth Fund

Investment Objective:  The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 40 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fee	0.25%
Other Expenses	0.87%
Acquired Fund Fees and Expenses (1)	0.27%
Total Annual Fund Operating Expenses	2.39%
Fee Waiver and/or Reimbursement (2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver	2.17%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2013, so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.90% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 782	$ 1,258	$ 1,758	$ 3,129

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover was 1,277 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing in a combination of open-end investment companies ("mutual funds") and exchange traded funds ("ETFs") that each invest primarily in (1) U.S. fixed income securities, (2) U.S. equity securities (common and preferred stocks), (3) Foreign equity securities (common and preferred stocks), or (4) alternative assets, which the Fund defines as commodity-related, currency-related or real estate-related securities, using the adviser's market analysis strategy.

The adviser seeks to achieve the Fund's secondary investment objective, in part, by investing in alternative assets, which it believes have returns that are not highly correlated to those of the equity or fixed income markets in general, and by hedging up to 50% of the Fund's assets through derivatives or by purchasing inverse ETFs (securities designed to produce short positions with returns opposite to the securities index to which they are linked).  The adviser may also use derivatives as a substitute for securities to fulfill either the primary or secondary investment objective.

Fund assets are selected by the adviser without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity.  Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  Foreign common stock ETFs may invest in common stock of companies located in emerging market countries. The use of "Growth" in the Fund's name refers, generally, to the goal of growth of investment rather than a strategy of investing in relatively high-growth companies.

The adviser's market analysis strategy assesses the return outlook for segments of the capital markets by giving consideration to both the long term historic risk (as measured by volatility of returns) and return characteristics of the various asset classes, as well as how fundamental drivers, such as economic growth rates, could be expected to shape the future return and risk characteristics.  The strategy relies on broad asset class representation and the inclusion of lower correlated asset classes to reduce expected volatility and deliver favorable performance under various market conditions.  The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate assets in the following ranges.

Asset Class	Percent Allocation
Equity	25% to 100%
Fixed Income	0% to 50%
Alternative Asset	0% to 50%

However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser buys securities within specific market segments when its market analysis indicates a high probability that the segments and securities are likely to outperform competing investments.  The adviser sells securities to reduce exposure to a market segment or a security when its analysis indicates that the segment or security is likely to underperform competing investments.  The adviser will buy and sell derivatives for similar reasons.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its investments in ETFs and mutual funds as well as through any direct investments in specific non-fund securities and derivatives.

•

Commodity Risk:  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

•

Credit Risk:  Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses.  Credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve leverage and tracking risks because a small investment may result in large price changes and derivatives may not be a perfect substitute for securities.

•

Emerging Markets Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

ETF and Mutual Fund Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse ETFs tend to limit the Fund's participation in overall market-wide gains.  Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.

•

Fixed Income Risk:   A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.

•

Foreign Currency Risk:  Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Junk Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Management Risk:  The adviser's dependence on the market neutral strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  A real estate investment trust's ("REIT") performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk.  Higher portfolio turnover will result in higher transactional and brokerage costs.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by calling 1-888-928-9774.

Class A Annual Total Return For Calendar Year Ended December 31

(Returns do not reflect sales charges and would be lower if they did)

Best Quarter:	4th Quarter 2010	7.18%
Worst Quarter:	3rd Quarter 2011	(13.34)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2012, was 14.88%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011)

Class A shares	One Year	Since Inception (8/23/2010)
Return before taxes	(17.15)%	(5.34)%
Return after taxes on distributions	(19.17)%	(7.28)%
Return after taxes on distributions and sale of Fund shares	(11.14)%	(5.61)%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	15.22%

After-tax returns were calculated using the historical highest i n dividual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 ® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Portfolio Strategies, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Managers:  David Jajewski, President and Chief Compliance Officer of the adviser and John Williamson, Managing Partner of the adviser, have served the Fund as its Portfolio Co-Managers since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone.  The minimum initial and subsequent investment in Class A shares is $2,500 and $500.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PSI Tactical Growth Fund

Investment Objective:  The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page   40 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.78%
Acquired Fund Fees and Expenses (1)	0. 41%
Total Annual Fund Operating Expenses	2. 44%
Fee Waiver and/or Reimbursement (2)	(0. 13 )%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2. 31%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2013 , so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.90% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 years	5 Years	10 Years
Class A	$ 796	$1, 280	$1, 790	$3, 182

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover was 1,634 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing combination of open-end investment companies ("mutual funds") and exchange traded funds ("ETFs") that each invest primarily in (1) U.S. fixed income securities, (2) U.S. equity securities (common and preferred stocks), (3) Foreign equity securities (common and preferred stocks), or (4) alternative assets, which the Fund defines as commodity-related, currency-related or real estate-related securities, using the adviser's tactical strategy.

The adviser's tactical strategy combines two investment disciplines.  The first determines entry and exit points to and from the market based on historical market-price moving average indicators.  Additionally, entry and exit points are refined by stop loss points (a form of automatic sell decision based upon a set drop in a security's price) in an effort to help control losses in any one specific position.  In volatile or downward markets, the adviser seeks to add value by taking hedged or defensive positions.  The second discipline relies on two calendar-based cycles.  The first, a weekly stock rotation cycle indicator seeks to identify sectors and markets likely to outperform the overall market.  The second, a monthly cash flow cycle measure seeks to identify periods of market strength (rising prices) caused by positive changes in cash flow into the market.

The adviser seeks to achieve the Fund's secondary investment objective, in part, by investing in alternative assets, which it believes have returns that are not highly correlated to those of the equity or fixed income markets in general, and by hedging up to 50% of the Fund's assets through derivatives or by purchasing inverse ETFs (securities designed to produce short positions with returns opposite to the securities index to which they are linked).  The adviser may also use derivatives as a substitute for securities to fulfill either the primary or secondary investment objective.

Fund assets are selected by the adviser without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity.  Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  Foreign common stock ETFs may invest in common stock of companies located in emerging market countries. The use of "Growth" in the Fund's name refers generally to the goal of growth of investment rather than a strategy of investing in relatively high-growth companies.

The adviser's tactical strategy assesses the return outlook for segments of the capital markets by giving consideration to both the long term historic risk (as measured by volatility of returns) and return characteristics of the various asset classes.  Additionally, the adviser employs a technical market analysis method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices.  The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate assets in the following ranges.

Asset Class	Percent Allocation
Equity	0% to 100%
Fixed Income	0% to 100%
Alternative Asset	0% to 90%

However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser buys securities within specific market segments when its tactical analysis indicates a high probability that the segments and securities are likely to outperform competing investments.  The adviser sells securities to reduce exposure to a market segment or a security when its tactical analysis indicates that the segment or security is likely to underperform competing investments.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its investments in ETFs and mutual funds as well as through any direct investments in specific non-fund securities and derivatives.

•

Commodity Risk:  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

•

Credit Risk:  Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses.  Credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve leverage and tracking risks because a small investment may result in large price changes and derivatives may not be a perfect substitute for securities.

•

Emerging Markets Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

ETF and Mutual Fund Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse ETFs tend to limit the Fund's participation in overall market-wide gains.  Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.

•

Fixed Income Risk:   A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.

•

Foreign Currency Risk:  Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Junk Bond Risk :  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Management Risk:  The adviser's dependence on its tactical strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  A real estate investment trust's ("REIT") performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk.  Higher portfolio turnover will result in higher transactional and brokerage costs.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by calling 1-888-928-9774.

Class A Annual Total Return For Calendar Years Ended December 31

(Returns do not reflect sales charges and would be lower if they did)

Best Quarter:	4th Quarter 2010	4.96%
Worst Quarter:	3rd Quarter 2011	(11.98)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2012, was 8.64%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011)

Class A shares	One Year	Since Inception (8/23/2010)
Return before taxes	(15.54)%	(6.11)%
Return after taxes on distributions	(16.41)%	(7.16)%
Return after taxes on distributions and sale of Fund shares	(10.10)%	(5.77)%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	15.22%

After-tax returns were calculated using the historical highest i n dividual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 ® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Portfolio Strategies, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Managers:  David Jajewski, President and Chief Compliance Officer of the adviser and John Williamson, Managing Partner of the adviser, , have served the Fund as its Portfolio Co-Managers since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone.  The minimum initial and subsequent investment in Class A shares is $2,500 and $500.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

Fund	Investment Objectives
PSI Market Neutral Fund	The Fund seeks positive absolute returns with less volatility than the S&P 500 Index.
PSI Total Return Fund	The Fund seeks total return from income and capital appreciation.
PSI Strategic Growth Fund	The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation.
PSI Tactical Growth Fund	The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

Each Fund's investment objective(s) may be changed by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

PSI Market Neutral Fund

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing long or short in a combination of exchange traded funds ("ETFs"), derivatives and open-end investment companies ("mutual funds") using the adviser's market neutral strategy.  The ETFs and mutual funds in which the Fund invests each primarily invest in (1) US common stocks, (2) foreign common stocks, (3) US fixed income securities, (4) foreign fixed income securities, (5) commodities, or (6) currencies.  The adviser invests Fund assets without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity.  Fixed income ETFs and mutual funds may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  Foreign common stock ETFs and mutual funds may invest in common stock of companies located in emerging market countries.

The adviser's market neutral strategy is intended to generate relatively low-volatility positive absolute returns, regardless of the direction of the equity, fixed income, commodity or currency markets, by generating a combination of capital appreciation and interest income.  The adviser seeks returns that are both positive and consistent by (1) hedging market risk by purchasing inverse ETFs (securities designed to produce short positions with returns opposite to the securities index to which they are linked), (2) using futures and options to offset portfolio-level or security-specific risk and (3) diversifying among asset classes that it believes are not highly correlated to each other or the financial markets in general.  The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate assets long and short (via inverse ETFs) in the following ranges.

Position	Asset Class	Percent Allocation
Long	"Strong" Index or Sector ETFs and mutual funds	25 % to 50%
Short	"Weak" Index or Sector ETF	25 % to 50%
Long	Opportunistic Index or Sector ETFs and mutual funds	0% to 50%

The adviser intends to maintain portfolio-level net market exposure in a range from zero (market neutral) to a maximum of +20% in periods when it believes market conditions are most favorable.  The adviser will not invest Fund assets to create a net short position.  However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser buys securities in a hedged combination (via an ETF or mutual fund and an inverse ETF) that its market neutral analysis indicates have a strong and weak short-term outlook.  The adviser also buys securities that it believes present a short-term long only opportunity for gain.  It sells securities when it believes more profitable securities are available or to maintain net market exposure between 0% and 20%.  The adviser will buy and sell derivatives for similar reasons.  The adviser will engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

PSI Total Return Fund

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing combination of (1) open-end investment companies ("mutual funds") and (2) exchange traded funds ("ETFs") that each invest primarily in fixed income securities,  common stocks, or alternative assets, which the Fund defines as commodity-related or real estate-related securities and (3) derivatives using the adviser's quantitative analysis strategy.  The adviser selects fixed income ETFs and mutual funds without restriction as to maturity or credit quality.  Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  The adviser selects common stock ETFs and mutual funds without restriction as to issuer sector, capitalization or country of origin.  Foreign common stock funds may invest in common stock of companies located in emerging market countries.  The adviser may hedge up to 30% of the Fund's portfolio using US Treasury Futures and Options on US Treasury Futures when it believes interest rates are increasing.  The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser's quantitative analysis strategy determines asset allocation between (1) fixed income securities, (2) common stock, (3) derivatives and (4) alternative assets through an assessment of the current-versus-historical averages of (i) interest rates of various maturities, (ii) credit spreads (the yield difference between corporate bonds and risk-free U.S. Treasury bonds), (iii) common stock market return volatility and (iv) alternative asset expected returns.  If the adviser expects interest rates to decline it will allocate more assets to fixed income sectors; if it expects rates to rise it will reduce fixed income allocation or hedge via derivatives.  If it expects credit spreads to narrow or volatility to decline, indicating investor confidence in economy growth or, at least, stability, it will allocate more assets to common stocks.  If it expects these indicators to increase it will reduce common stock allocations.

To execute its asset allocation targets, the adviser selects individual ETFs and mutual funds by analyzing relative price momentum.  Relative price momentum analysis seeks to use publicly available information including previous prices, returns and/or trading volumes to identify individual securities that have exhibited strong performance in prior periods as compared to other investment opportunities.  The adviser sells individual securities identified during its relative price momentum analysis when another individual security exhibits stronger performance or to realign its portfolio-level asset allocation.  The adviser will buy and sell derivatives for similar reasons.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

PSI Strategic Growth Fund

The Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing in a combination of open-end investment companies ("mutual funds") and exchange traded funds ("ETFs") that each invest primarily in (1) U.S. fixed income securities, (2) U.S. equity securities (common and preferred stocks), (3) Foreign equity securities (common and preferred stocks), or (4) alternative assets, which the Fund defines as commodity-related, currency-related or real estate-related securities, using the adviser's market analysis strategy.

The adviser seeks to achieve the Fund's secondary investment objective, in part, by investing in alternative assets, which it believes have returns that are not highly correlated to those of the equity or fixed income markets in general, and by hedging up to 50% of the Fund's assets through derivatives or by purchasing inverse ETFs (securities designed to produce short positions with returns opposite to the securities index to which they are linked).  The adviser may also use derivatives as a substitute for securities to fulfill either the primary or secondary investment objective.

Fund assets are selected by the adviser without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity.  Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  Foreign common stock ETFs may invest in common stock of companies located in emerging market countries. The use of "Growth" in the Fund's name refers, generally, to the goal of growth of investment rather than a strategy of investing in relatively high-growth companies.

The adviser's market analysis strategy assesses the return outlook for segments of the capital markets by giving consideration to both the long term historic risk (as measured by volatility of returns) and return characteristics of the various asset classes, as well as how fundamental drivers, such as economic growth rates, could be expected to shape the future return and risk characteristics.  The strategy relies on broad asset class representation and the inclusion of lower correlated asset classes to reduce expected volatility and deliver favorable performance under various market conditions.  The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate assets in the following ranges.

Asset Class	Percent Allocation
Equity	25% to 100%
Fixed Income	0% to 50%
Alternative Asset	0% to 50%

However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser buys securities within specific market segments when its market analysis indicates a high probability that the segments and securities are likely to outperform competing investments.  The adviser sells securities to reduce exposure to a market segment or a security when its analysis indicates that the segment or security is likely to underperform competing investments.  The adviser will buy and sell derivatives for similar reasons.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

PSI Tactical Growth Fund

The Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing combination of open-end investment companies ("mutual funds") and exchange traded funds ("ETFs") that each invest primarily in (1) U.S. fixed income securities, (2) U.S. equity securities (common and preferred stocks), (3) Foreign equity securities (common and preferred stocks), or (4) alternative assets, which the Fund defines as commodity-related, currency-related or real estate-related securities, using the adviser's tactical strategy.

The adviser's tactical strategy seeks to achieve the Fund’s primary objective by combining two different investment disciplines.  The first discipline makes investment decisions based on historical market-price moving averages that determine entry and exit points to and from the market.  Investments are made in a broad spectrum of sectors and major U.S. and global stock market indices.  All investments have a stop loss point (a form of automatic sell decision based upon a set drop in a security's price) in an effort to help control losses in any one specific position.  In volatile or downward markets, the adviser seeks to add value by taking hedged or defensive positions.  The second discipline relies on two calendar-based cycles.  The first, a weekly stock rotation cycle seeks to identify sectors and markets likely to outperform the overall market.  The second, a monthly cash flow cycle measure seeks to identify periods of market strength (rising prices) caused by positive changes in cash flow into the market.

The second discipline relies on two calendar-based cycle indicators that are used to determine daily portfolio positions.  The first, a weekly stock rotation cycle indicator seeks to identify sectors and markets likely to outperform the overall market, is used to determine sectors in which to invest.  The second, a monthly cash flow cycle indicator seeks to identify market strength (rising prices) caused by changes in cash flow into the market, to determine how much to invest.

The adviser seeks to achieve the Fund's secondary investment objective, in part, by investing in alternative assets, which it believes have returns that are not highly correlated to those of the equity or fixed income markets in general, and by hedging up to 50% of the Fund's assets through derivatives or by purchasing inverse ETFs (securities designed to produce short positions with returns opposite to the securities index to which they are linked).  The adviser may also use derivatives as a substitute for securities to fulfill either the primary or secondary investment objective.

Fund assets are selected by the adviser without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity.  Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as "high yield" or "junk" bonds that are rated below Baa3 by Moody's Investors Service or similarly by another rating agency.  Foreign common stock ETFs may invest in common stock of companies located in emerging market countries. The use of "Growth" in the Fund's name refers generally to the goal of growth of investment rather than a strategy of investing in relatively high-growth companies.

The adviser's tactical strategy assesses the return outlook for segments of the capital markets by giving consideration to both the long term historic risk (as measured by volatility of returns) and return characteristics of the various asset classes.  Additionally, the adviser employs a technical market analysis method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices.  The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate assets in the following ranges.

Asset Class	Percent Allocation
Equity	0% to 100%
Fixed Income	0% to 100%
Alternative Asset	0% to 90%

However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser buys securities within specific market segments when its tactical analysis indicates a high probability that the segments and securities are likely to outperform competing investments.  The adviser sells securities to reduce exposure to a market segment or a security when its tactical analysis indicates that the segment or security is likely to underperform competing investments.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

Principal Investment Risks:

The following risks apply to the Funds through investments in ETFs and mutual funds as well through any direct investments in specific non-fund securities and derivatives.  There is no assurance that a Fund will achieve its investment objective.  Each Fund's share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.  The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

Risks	PSI Market Neutral Fund	PSI Total Return Fund	PSI Strategic Growth Fund	PSI Tactical Growth Fund
Commodity	●		●	●
Credit	●	●	●	●
Derivatives	●	●	●	●
Emerging Markets	●	●	●	●
ETF and Mutual Fund	●	●	●	●
Fixed Income	●	●	●	●
Foreign Currency	●	●	●	●
Foreign Investment	●	●	●	●
Issuer-Specific	●	●	●	●
Junk Bond	●		●	●
Management	●	●	●	●
Market	●	●	●	●
Non-Diversification	●	●	●	●
Real Estate			●	●
Small and Medium Capitalization Stock	●	●	●	●
Turnover	●	●	●	●

•

Commodity Risk:  Investing in the commodities markets through commodity-linked ETFs and mutual funds will subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•

Credit Risk:  There is a risk that security issuers and counterparties will not make payments on securities and derivatives held by a Fund directly or indirectly.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of a Fund.  Lower credit quality also will affect liquidity and make it difficult for a Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by a Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•

Derivatives Risk:  A Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines.  A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a Fund.

o

Options Risk:  Purchased call or put options may expire worthless, causing a Fund to lose its entire investment.  When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying security above the exercise price, but it continues to bear the risk of a decline in the value of the underlying security.  When a Fund sells covered put options, it bears the risk of a decline in the value of the underlying security below the strike price.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

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ETF and Mutual Fund Risk:  Mutual funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in fixed income securities.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.  Mutual funds and ETFs may employ leverage.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting performance.  ETFs and index-tracking mutual funds in which a Fund invests will not be able to replicate exactly the performance of the indices they track.

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ETF Inverse Risk.  Under certain circumstances, the adviser may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund's current benchmark is 100% of the inverse of the XYZ Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the XYZ Index goes down 5% then the fund's value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the XYZ Index goes up 5% then the fund's value should go down 5%).  Inverse ETFs tend to limit a Fund's participation in overall market-wide gains.

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Leverage Risk.  ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.  For example, if an ETF's current benchmark is 200% of the XYZ Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the XYZ Index goes up 10% then the leveraged ETF's value should go up 20%; conversely, if the XYZ Index goes down 10% then the leveraged ETF's value should go down 20%).

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Strategy Risk.  Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk.

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Tracking Risk.  ETFs and index-tracking mutual funds in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the funds will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the ETFs' and mutual funds' ability to track their applicable indices.

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Fixed Income Risk:  When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments received by a Fund). These risks could affect the value of a particular investment by a Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk:  A Fund's investments in foreign currency linked ETFs, foreign common stocks and foreign currency derivatives will subject the Fund to currency trading risks that include market risk, credit risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Counterparty Credit Risk:  Credit risk exists because the derivative counterparty may not be able or may choose not to perform under the contract.  When a Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Short Position Risk:  A Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which a Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  A Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

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Foreign Investment Risk:   Investing in securities of foreign issuers may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, the effect of currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information and limited trading markets.  Foreign investments may experience greater volatility than U.S. investments.  Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Junk Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  Compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease a Fund's share price.

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Management Risk:  The net asset value of a Fund changes daily based on the performance of the securities and derivatives in which it invests. The ability of a Fund to meet its investment objective is directly related to the adviser's allocation of the Fund's assets using its various portfolio strategies.  The adviser's objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which a Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

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Market Risk:  The net asset value of a Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests.  Each Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices, in general, may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Non-Diversification Risk:   As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs and investment companies that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  This fluctuation, if significant, may affect the performance of the Fund.

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Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices tend to decline.  Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.  A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

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Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund's net asset value than is customarily associated with larger, more established companies.  Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which will reduce a Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Funds' policies regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-928-9774.

MANAGEMENT

Investment Adviser:  Portfolio Strategies, Inc., located at 1724 W. Union Avenue, Suite 200, Tacoma, WA 98405 serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund's business affairs.  The adviser is responsible for selecting each Fund's investments according to its investment objective, polices, and restrictions.  The adviser was established in 1982 for the purpose of advising individuals and institutions.  As of September 30, 2012 the adviser had $279 million in assets under management.

Pursuant to an advisory agreement between the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of PSI Market Neutral Fund’s, PSI Strategic Growth Fund’s and PSI Tactical Growth Fund's average daily net assets and 0.90% of the PSI Total Return Fund’s average daily net assets.  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.90% of the average daily net assets attributable to PSI Market Neutral Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund and will not exceed 1.75% of the average daily net assets attributable to PSI Total Return Fund; subject to possible recoupment from a Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Funds' annual shareholder report.

Investment Adviser Portfolio Managers:

David Jajewski

President and Chief Compliance Officer

Mr. Jajewski joined the adviser in 2001 as Vice President and has served as President and Chief Compliance Officer since 2010.  Mr. Jajewski holds a B.A. degree in Economics from Ripon College.

John Williamson

Managing Partner

Mr. Williamson joined the adviser in 2001 as Marketing Director and has served as Managing Partner since 2005.  Mr. Williamson holds a B.S. in Business Management degree from Oral Roberts University.

The Funds' Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  In these cases, a Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's NAV is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes the Class A shares offered by each Fund.

Class A Shares

Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A shares is $2,500 and the minimum subsequent investment is $500.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one Fund, you should notify the Funds of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of Class A shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	None

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The adviser shall reimburse the Funds in connection with commissions retained by authorized broker-dealers  on purchases of shares of $1 million or more calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Fund shares.

As shown, investors that purchase $1,000,000 or more of Fund shares will not pay any initial sales charge on the purchase.  However, purchases of $1,000,000 or more of Fund shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

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reinvesting dividends or distributions;

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participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

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exchanging an investment in Class A Shares of another fund for an investment in a Fund;

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a current or former director or trustee of the Trust;

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an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of a Fund's adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

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purchasing shares through a Fund's adviser; or

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purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with a Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds' distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Purchasing Shares:  You may purchase Class A shares of a Fund by sending a completed application form to the following address:

via Regular Mail:
PSI Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
PSI Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist a Fund in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan:  You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-888-928-9774 for more information about the Funds' Automatic Investment Plan.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Funds, please call the Funds at 1-888-928-9774 for wiring instructions and to notify the Funds that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Funds will normally accept wired funds for investment on the day received if they are received by a Fund's designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment of $2,500.  The minimum initial and subsequent investment in Class A shares is $2,500 and $500.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.  Each Fund reserves the right to waive any investment minimum.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the specific Fund.  The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the offering price per share next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

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the name of the Fund

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the dollar amount of shares to be purchased

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a completed purchase application or investment stub

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check payable to the specific Fund

Retirement Plans:  You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-888-928-9774 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:
PSI Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
PSI Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-928-9774. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account.  The Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.  Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds' Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Funds at 1-888-928-9774 for more information about the Funds' Automatic Withdrawal Plan.

Redemptions in Kind:  Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets.  The securities will be chosen by a Fund and valued under the Fund's net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in a Fund falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 60 days of the notice; your account could be closed.  After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  Each Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' "Market Timing Trading Policy;" and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds' Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with a Fund.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund.  While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisers to determine the tax consequences of owning a Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Funds have adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which each Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.40% of the Fund's average daily net assets attributable to Class A shares. As of the date of this Prospectus and until further notice, the Trustees have authorized only up to 0.25% per year of its average daily net assets for such distribution and shareholder services activities under the Plan. Because these distribution and shareholder service fees are paid out of the Funds’ assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Funds and cost investors more than other types of sales charges.

The Fund's distributor and other entities are paid under each Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to a Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries:  The Funds' distributor, its affiliates, and the Funds' adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to a Fund's shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Funds will mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-928-9774 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment if all dividends and distributions).  This information for the Funds have been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, are included in the Funds’ June 30, 201 2 annual report, which is available upon request.

Per share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Market Neutral Fund		PSI Total Return Fund
Class A shares	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (1)	For the Year Ended June 30, 2012	For the Period Ended June30, 2011 (1)
Net asset value, beginning of year	$10. 44	$10.00	$ 9.88	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.0 5 )	( 0. 06)	( 0. 02)	0. 14
Net realized and unrealized gain/(loss) on investments	(1.26)	0. 62	0.04	(0.18)
Total from investment operations	(1.31)	0.56	0.02	(0.04)

Paid-in-Capital from redemption fees	0.00 (3)	0. 01	(0.00) (3)	0.00 (3)

Less distributions from:
Net investment income	-	-	(0.0 7 )	(0. 08 )
Net realized gains	(0.1 2 )	(0.13)	-	-
Total distributions	(0.1 2 )	(0 ..13 )	(0. 07 )	(0. 08 )

Net asset value, end of year	$ 9.01	$ 10.44	$ 9.83	$ 9.88
Total return (4)	(12.59) %	5.72% (5)	0.21%	(0.37)% (5)
Net assets, end of year (000s)	$ 46,762	$ 40,270	$ 48,748	$ 41,815
Ratio of gross expenses to average net assets (7)	1.74%	2.25% (6)	1.72%	1.86% (6)
Ratio of net expenses to average net assets ( [7] )	1.90% (8)	1. 90% (6)	1. 75% (8)	1. 75% (6)
Ratio of net investment income (loss) to average net assets (7)	(0. 52) %	(0.67) % (6)	(0.20) %	1.69% (6)
Portfolio Turnover Rate	7,681%	8,039% (5)	1,446%	198% (5)

(1)	The Funds commenced operations on August 23, 2010.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not annualized.
(6)	Annualized ..
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Represent the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

Per share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Strategic Growth Fund		PSI Tactical Growth Fund
Class A shares	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (1)	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (1)
Net asset value, beginning of year	$11.02	$10.00	$10.85	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.02	0.04	(0.09)	(0.06)
Net realized and unrealized gain/(loss) on investments	(0.53)	1.09	(0.72)	1.06
Total from investment operations	(0.51)	1.13	(0.81)	1.00

Paid-in-Capital from redemption fees	-	(0.00) (3)	(0.00) (3)	0.00(3)

Less distributions from:
Net investment income	(0.06)	(0.04)	-	(0.00) (3)
Net realized gains	(0.68)	(0.07)	(0.30)	(0.15)
Total distributions	(0.74)	(0.11)	(0.30)	(0.15)

Net asset value, end of year	$9.77	$11.02	$9.74	$10.85
Total return (4)	(4.13)%	11.29%(5)	(7.36)%	10.05% (5)
Net assets, end of year (000s)	$17,132	$32,461	$21,235	$26,687
Ratio of gross expenses to average net assets (7)	2.12%	2.05% (6)	2.03%	2.33%(6)
Ratio of net expenses to average net assets (7)	1.90%	1.90% (6)	1.90%	1.90%(6)
Ratio of net investment income (loss) to average net assets (7)	0.17%	0.41% (6)	(0.87)%	(0.61)%(6)
Portfolio Turnover Rate	1,277%	328%(5)	1,634%	1,839% (5)

(1)	The Funds commenced operations on August 23, 2010.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not annualized.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Adviser	Portfolio Strategies, Inc. 1724 W Union Avenue, Suite 200 Tacoma, WA 98405	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Ave. Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine, LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104 Transfer Agent	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds' Statement of Additional Information dated October 29, 2012 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds' policies and management.  Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders.  In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-928-9774. You may also write to:

PSI Funds

c/o Gemini Fund Services, LLC

17605 Wright Street , Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds' information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

Quantitative Managed Futures Strategy Fund

Class	A	shares	QMFAX
Class	C	shares	QMFCX
Class	I	shares	QMFIX

PROSPECTUS

 October 29, 2012

Advised by:
Absolute Private Wealth Management LLC
1001 West Loop South, Suite 811
Houston, TX 77027

www.qmfsfund.com                                                            1-855-QMF-FUND

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
CONSOLIDATED FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY

INVESTMENT OBJECTIVES:  The Fund seeks absolute returns regardless of equity market performance with less volatility than equity markets.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	17.51%	11.49%	12.65%
Acquired Fund Fees and Expenses (2)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	19.43%	14.16%	14.32%
Fee Waiver and/or Reimbursement (3)	(10.91)%	(4.89)%	(6.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	8.52%	9.27%	8.27%

(1)

 “Other Expenses” include the expenses of the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”), including the expenses incurred by the commodity pools in which the Subsidiary invests (“Underlying Funds”).  The expenses of the Underlying Funds are reflected in the Fund’s consolidated financial statements.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund.

(3)

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2013, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.99%, 2.74% and 1.74% of average daily net assets attributable to Class A, Class C and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$1,364	$4,406	$6,634	$9,930
C	$907	$3,376	$5,413	$9,080
I	$813	$3,332	$5,402	$9,109

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:  The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•

"Managed Futures" Strategy

•

"Fixed Income" Strategy

The Managed Futures strategy is designed to produce returns related to price fluctuations in the commodity futures markets and financial futures (equity, interest rate and currency) markets by investing primarily in securities of (1) limited partnerships, (2) corporations, (3) limited liability companies and (4) other types of pooled investment vehicles that are trading companies, including commodity pools (collectively, "Underlying Funds"), (5) swap contracts and (6) structured notes.

Each Underlying Fund invests according to its manager’s strategy, investing either long or short in one or a combination of: (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swaps each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy resources, (e) interest rates or (f) metals.  Derivatives are used as substitutes for securities, currencies and commodities and for hedging.  Swap contracts are designed to substitute for one or more Underlying Funds.  The Fund does not invest more than 25% of its assets in derivative contracts with any one counterparty.  Managed Futures strategy investments will be made without restriction as to the Underlying Fund’s country.  Underlying Funds’ employ investment styles that rely upon a wide variety of trading strategies that may result in high frequency trading.

The Fund will execute its Managed Futures strategy, in part, by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary will invest the majority of its assets in Underlying Funds, swap contract and structured notes.  The Subsidiary is subject to the same investment restrictions as the Fund when viewed on a consolidated basis.

The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in mutual funds that invest principally in U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, municipal governments or their instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset-backed securities ("ABS") and (4) U.S. structured notes.  The Fund restricts fixed income mutual fund investments to funds investing, on average, in securities having a short-term rating of prime (highest short-term debt category) by at least two of the three following NRSROs (Nationally Recognized Statistical Rating Organizations, Moody’s Investors Service, Standard and Poor’s or Fitch) and/or a long-term rating of investment grade (BBB- or higher) by two NRSROs, or if unrated, determined to be of similar quality.  The fixed income portion of the Fund’s portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years.  The adviser selects mutual funds with the highest expected interest income, when compared to a peer group, based on asset composition, expenses and management skill.  The adviser sells mutual funds to adjust portfolio maturity or to purchase higher yield alternatives or to allocate Fund assets to the Managed Futures strategy.

The Fund seeks to achieve absolute returns with less volatility than equity markets primarily by: (1) diversifying the Managed Futures strategy investments among securities that are not expected to have returns that are highly correlated to each other or the equity market in general and (2) restricting Fixed Income strategy investments to high-quality instruments with an average portfolio duration less than 5 years that are expected to be less volatile than the equity markets in general and that are not expected to have returns that are highly correlated to the equity markets or the Managed Futures strategy.  However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund’s adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Funds allocate assets in the following ranges, however the ultimate ranges may be higher or lower than those shown in the table below.

Asset Class	Allocation Range	Allocation Target
Managed Futures	25% to 50%	35%
Fixed Income	50% to 75%	65%

ADVISER’S INVESTMENT PROCESS

The adviser’s investment process consists of five primary stages: (1) asset allocation, (2) sourcing, (3) evaluation & due diligence of Underlying Funds and their managers, (4) portfolio construction and (5) ongoing portfolio management. A summary of the adviser’s process is as follows:

1.

Asset Allocation

•

Establish managed futures strategy subsets for portfolio

•

Assess correlation characteristics between strategy subsets

•

Set target allocation ranges for each strategy subset

2.

Research

•

Seek out top-tier Underlying Funds within each strategy subset

•

Filtering process determines those Underlying Funds and their managers with distinct and quantifiable edge

3.

Due Diligence

•

Thorough evaluation of possible Underlying Funds including their managers

•

Rigorous due diligence process includes qualitative, quantitative and risk analyses

4.

Portfolio Design

•

Create diversified portfolio of Underlying Funds within initial target allocation ranges across strategy subsets

•

Assess portfolio variables: portfolio risk, correlation among Underlying Funds

•

Access strategy selected via Underlying Funds

5.

Ongoing Portfolio Management

•

Underlying Funds and manager-level assessment of trading activity, market & sector allocations and risk management

•

Portfolio-level monitoring of risk, market & sector allocations and strategy subset allocations

•

Re-balance among Underlying Funds to remain within target ranges

•

Assess new Underlying Funds for portfolio inclusion

The adviser buys securities that it believes offer above-average expected absolute returns and lower-than-average volatility and sells them when it believes they have reached their target price, to adjust asset allocation or when more attractive investments are available.

PRINCIPAL INVESTMENT RISKS:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Funds and the Subsidiary.

•

ABS Risk:  ABS are subject to credit risk because underlying loan borrowers or obligors may default.  Additionally, these securities are subject to prepayment risk because the underlying loans or assets held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying loans or assets.  During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

•

Commodity Risk:  Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity futures prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

•

Derivatives Risk:  The Fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk.  Option positions may expire worthless exposing the Fund to potentially significant losses.

•

Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

•

Foreign Currency Risk:  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Leverage Risk:  Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•

Limited History of Operations:  The Fund has a limited history of operations.   Underlying Funds in which the Fund invests may be newly formed and have limited operations.

•

Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•

Management Risk:  The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Mutual Fund Risk:  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in fixed income securities.  Each mutual fund is subject to specific risks, depending on the nature of the fund.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument.  The Fund’s losses are potentially unlimited in a short position transaction.

•

Structured Notes Risk:  Structured notes involve leverage risk, tracking risk and issuer default risk.

•

Taxation Risk:   By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.   However because the Subsidiary is a controlled foreign corporation, any income received by from its investments in the Underlying Funds will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

•

Underlying Funds Risk:  Underlying Funds are subject to management and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds.  The Underlying Funds will pay management fees, brokerage commissions, and operating expenses and may pay performance-based fees to its manager.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

•

Wholly-Owned Subsidiary Risk:  The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

PERFORMANCE:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.qmfsfund.com or by calling 1-855-QMF-FUND.

INVESTMENT ADVISER:  Absolute Private Wealth Management LLC

INVESTMENT ADVISER PORTFOLIO MANAGERS:  Matt Lindholm, Chief Investment Officer of the adviser, and Clark Edlund, Chief Operating Officer of the Adviser have served as Portfolio Co-Managers since the Fund commenced operations in 2011.

PURCHASE AND SALE OF FUND SHARES:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.qmfsfund.com, or through your broker.  Redemptions will be paid by ACH, check or wire transfer.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$500
C	$2,500	$500
I	$1,000,000	$500

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks absolute returns regardless of equity market performance with less volatility than equity markets.  The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Adviser’s Investment Process

The adviser’s investment process consists of five primary stages: (1) asset allocation, (2) research, (3) due diligence of Underlying Funds and their managers, (4) portfolio design and (5) ongoing portfolio management. The adviser’s investment process includes what the adviser believes is a rigorous methodology for locating, evaluating and qualifying Underlying Funds.  This process is coordinated in conjunction with the adviser’s procedures within asset allocation and portfolio design. Once the portfolio has been established, the adviser performs extensive ongoing portfolio management to assess performance and risk management.

A summary of the adviser’s process is as follows:

1.

Asset Allocation

•

Establish managed futures strategy subsets for portfolio

•

Assess correlation characteristics between strategy subsets

•

Set target allocation ranges for each strategy subset

2.

Research

•

Analyze Underlying Funds within each strategy subset

•

Establish preferred investment vehicle

•

Review candidates for further due diligence

3.

Due Diligence

•

Thorough evaluation of possible Underlying Funds and their managers

•

Rigorous due diligence process includes qualitative, quantitative and risk analyses

•

Onsite visits

4.

Portfolio Design

•

Create preliminary diversified portfolio of investment managers within initial target allocation ranges across strategy subsets

•

Assess portfolio variables: portfolio risk, correlation among managers

•

Establish optimal allocation model

5.

Ongoing Portfolio Management

•

Underlying Fund assessment:

-

Returns

-

Volatility metrics

-

Trading activity

-

Market & sector allocations

-

Risk management

-

Style drift

•

Portfolio-level monitoring:

-

Risk

-

Market & sector allocations

-

Strategy subset allocations

-

Time horizon allocations

-

Correlation among managers

•

Re-balance among investment managers to remain within target ranges

•

Assess new Underlying Funds for portfolio inclusion

Asset Allocation: The adviser determines the relevant managed futures sub-strategies that comprise the portfolio within an asset allocation framework. This process includes both quantitative and qualitative analysis of various risk factors, return drivers and inter-strategy correlations.

Research: The next step in the Managed Futures strategy investment process is the sourcing of Underlying Funds from the large and growing universe of funds.  The sourcing of Underlying Funds and their respective managers is derived from years of alternative industry experience of the Portfolio Co-Managers and the adviser’s management. The adviser’s network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the adviser has identified Underlying Funds and their respective managers that are of initial interest, these investments are reviewed and qualified for the full due diligence process by the portfolio Co-Managers.

Due Diligence:  For Underlying Funds and their respective managers passing the initial review process, the adviser performs a rigorous due diligence process. In addition to qualitative discussions with the Underlying Funds and their respective managers as well as quantitative analysis of the investment program performed during the initial review process, the adviser conducts further review that includes (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the adviser is lengthy. However, as each investment is unique, not all documentation is required for approval, nor are all documents requested applicable or available. Requested documentation typically encompasses fund offering materials, due diligence questionnaire, fund reporting and annual audits, investor communications and other materials. The investment due diligence process may include onsite manager visits and interviews, quantitative analysis, background checks and review of the investment program, process and risk management as well as business management issues. While operational due diligence varies across Underlying Funds and investment strategies, the process includes an onsite visit as well as multiple follow up calls.  After numerous contact points including on-site visits and conference calls, all Underlying Fund manager information is documented within a formal report for review and subject to final approval by the adviser. An Underlying Fund may be unsatisfactory for reasons that may include relatively high expenses, manager turnover, or lack of liquidity or transparency.

Portfolio Design: Qualified Underlying Funds and their respective managers within predefined sub-strategies or manager style are then available for possible inclusion within the portfolio. The selection process includes a combination of quantitative optimization, which includes correlation analysis, along with a qualitative assessment of each Underlying Funds and their respective investment manager.

Ongoing Portfolio Management: Tracking and monitoring is a critical component of the adviser’s approach to maintaining a portfolio designed to capture returns related to price fluctuations in the commodity and financial futures markets. The adviser performs both manager-level and portfolio-level risk assessments to ensure that the Fund remains consistent within predetermined target ranges.

At the investment manager level, the adviser’s Co-Portfolio Managers closely monitor the trading activity and investment results for each Underlying Fund in the Fund’s portfolio. On an ongoing basis, the adviser performs quantitative analysis of performance against predefined parameters, looking for unexplained variances including any material Underlying Fund manager changes in business or investment strategy (style drift), as well as material changes in operations, service providers and key personnel as well as any other piece of information that may cause the adviser to re-evaluate the manager or the particular Underlying Fund. Additionally, the adviser monitors each Underlying Fund’s, volatility relative to historical performance and benchmarks, trading frequency, sector allocations, changes in the management and changes in correlation among the returns of the various managed futures sub-strategies used by the Fund.

At the portfolio level, the adviser’s Co-Portfolio Managers monitor sector allocations, strategy subset allocations, time horizon allocations, correlation among Underlying Funds and overall portfolio risk. The adviser may, based on market conditions and their assessment of various quantitative and qualitative factors, reallocate Fund assets among Underlying Funds.

Generally, the adviser’s investment process narrows the universe of potential investments through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies deployed. The adviser expects to allocate the Fund’s assets to Underlying Funds that represent at least three managed futures sub-strategies by asset class or manager style. However, asset allocation will vary by asset class, sub-strategy and investment vehicle. The Fund’s investment portfolio is rebalanced both within the Managed Futures strategy and between the Managed Futures and Fixed Income strategies as a result of the adviser’s monitoring policies.

Subsidiary

The Fund will execute its Managed Futures strategy, in part, by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest the majority of its assets in Underlying Funds, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions.  However, the Fund may also make Managed Futures investments outside of the Subsidiary.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M.  Because a private letter ruling applies only to the taxpayer to whom it is issued, the Fund is not entitled to rely upon the private letter rulings issued to other mutual funds.  However, the Fund believes that these rulings evidence the current view of the Internal Revenue Service, consistently applied to a number of similarly situated mutual funds.  The Fund intends to treat the income derived from its investment in the Subsidiary as "qualifying income" for purposes of Subchapter M.  However, the Fund currently does not intend to request a private letter ruling from the Internal Revenue Service.  As a result, if the Internal Revenue Service were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.  In such event, the Fund’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.  The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

PRINCIPAL INVESTMENT RISKS:

The following risks may apply to the Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Funds and the Subsidiary.

•

ABS Risk:  ABS are subject to credit risk because underlying loan borrowers or obligors may default.  Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions.  Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer.  Additionally, ABS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

•

Commodity Risk:  The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•

Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•

Derivatives Risk:  The Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives subject to regulation by the Commodity Futures Trading Commission ("CFTC") by Underlying Funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.  Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk:  Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, if any, including futures contracts, permit a high degree of leverage.  In addition, it is anticipated that the Underlying Funds will employ nominal futures trading levels that will exceed their cash deposited in the trading accounts.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund.  The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements.  The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk:  Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.  Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day.  During a single trading day no trades may be executed at prices beyond the daily limit.  Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position.  It is also possible that an exchange or the Commodity Futures Trading Commission, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Risk of Options:  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•

Fixed Income Risk:  When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•

Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency.  Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.  This risk could include the country issuing a new currency, effectively making the "old" currency worthless.  The Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Foreign Exchanges Risk:  A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.  Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.  The value of each Underlying Fund will be dependent on the success of the strategies used by its manager.  Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

•

Leverage Risk:  Using derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

•

Limited History of Operations:  The Fund has a limited history of operation s ..  In addition, the adviser ha s not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of individual and institutional accounts.  As a result, investors cannot judge the adviser by a mutual fund-specific track record and they may not achieve intended investment results in managing the Fund.

•

Liquidity Risk: The Fund is subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. A portion of the Fund’s assets will be invested in the Underlying Funds, the securities of which may or may not be traded on public or electronic exchanges.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•

Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund’s profitability will also depend upon the ability of the adviser to successfully allocate the assets of the Fund’s wholly owned Subsidiary among securities that employ Managed Futures strategies profitably value and potential appreciation the fixed income securities in which the Fund will invest.  There can be no assurance that either the securities selected by the adviser will produce positive returns.

•

Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Mutual Fund Risk:  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in fixed income securities.  Each mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, interest rate risk, credit risk and foreign market risk. Index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or index.  In addition, the funds will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the mutual funds’ ability to track their applicable indices.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in Underlying Funds that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Short Position Risk:  The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Structured Notes Risk:  Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.  Trading structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

o

Leverage and Volatility Risk:  Structured notes ordinarily have leverage inherent in their terms.  Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.

o

Liquidity Risk:  Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

o

Tracking Risk:  Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track.  Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the adviser’s expectations.  Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track.

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Taxation Risk:   By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  The subsidiary is classified as a controlled foreign corporation for US tax purposes.  Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses.  However because the Subsidiary is a controlled foreign corporation, any income received by from its investments in the Underlying Funds will be passed through to the Fund as ordinary income and reflected on shareholder’s tax Form 1099s as such.

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Underlying Funds Risk:  Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  Each Underlying Fund will operate independently and pay management and performance based fees to each manager.  Generally, the Underlying Funds will pay management fees that range from 0% to 2% of assets and performance fees that range from 10% to 25% of each Underlying Fund’s returns.  Accordingly, a manager with positive investment performance may receive compensation from the Underlying Fund, and thus indirectly from investors, even if the Fund’s overall returns are negative. Underlying Funds will employ various actively strategies that will trade various derivative instruments including (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  Each Underlying Fund will be subject to investment advisory and other expenses, including potential performance fees which will be indirectly paid by the Fund.  There could be periods in which fees are paid to one or more Underlying Fund managers even though the Fund, as a whole, has a loss for the period.  Additional risks of investing in Underlying Funds, where noted, are described below:

o

Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

o

Additional Risk:  The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the adviser considers optimal.

o

Management Fees Risk:  Underlying Fund management fees typically are based on the leveraged account size (i.e., the amount traded by the Underlying Fund’s adviser and not the actual cash invested in the Underlying Fund.  Depending on whether the Underlying Fund’s adviser charges a fixed fee, a performance fee, or a combination of the two management fees indirectly paid by the Fund can range from 0.0% to 3.0% of the Fund’s assets. In addition, performance fees can range from 0% to 35% of each Underlying Fund’s returns and are computed for each Underlying Fund without regard to the performance of other Underlying Funds.  Accordingly, the Fund may indirectly pay a performance fee to a manager with positive investment performance, even if the Fund’s overall returns are negative.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the adviser, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

TEMPORARY INVESTMENTS:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO HOLDINGS DISCLOSURE:  A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1-855-QMF-FUND.

MANAGEMENT

INVESTMENT ADVISER:  Absolute Private Wealth Management LLC, a Texas limited liability company, serves as investment adviser to the Fund. The Adviser’s principal place of business is located at 1001 West Loop South, Suite 811, Houston, TX 77027. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund’s investment portfolio .. .. Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Funds and their managers fixed income investments. The adviser was established in 2010 for the purpose of advising the Fund and has no other clients. However, the adviser’s management and Portfolio Co-Managers have extensive experience in quantitative trading strategies and alternative investments, including managed futures.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets.  The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2013 , to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed the following levels of the daily average net assets attributable to each of the Class of shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Class	A	C	I
Expense Limit	1.99%	2.74%	1.74%

Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Fund’s annual shareholder report dated June 30, 2012 ..

INVESTMENT ADVISER PORTFOLIO MANAGERS:

Matt Lindholm

Chief Investment Officer & Co-Portfolio Manager

Mr. Lindholm has served as Co-Portfolio Manager and Chief Investment Officer of the adviser since its founding in September 2010.  Prior to co-founding the adviser, he founded Titan Trading LLC in May 2007, a commodities brokerage focused on managed futures and proprietary trading system execution.  From May 2006 to March 2008, Mr. Lindholm developed quantitative currency-based trading models for private US-based clients.

Mr. Lindholm is responsible for all day-to-day investment decisions for the Fund, including: (i) selecting relevant sub-strategies; (ii) defining target range allocations for each sub-strategy; (iii) final screening and selection of Underlying Funds and investment managers; (iv) negotiation of the terms of each investment; (v) portfolio construction with regard to asset allocation among selected investment vehicles; and (vi) ongoing risk monitoring and portfolio management.

Mr. Lindholm has been actively involved in the quantitative trading industry for the last 10 years. Prior to founding the adviser, he founded Titan Trading LLC in May 2007, a commodities brokerage focused on managed futures and proprietary trading system execution. As Head of Systems Operations, he focused on delivering quantitative execution services to various clients around the world through Titan’s systematic trade desk. Additionally, he was responsible for the firm’s managed futures division, sourcing and selecting Commodity Trading Advisors for firm clients.  From May 2006 to March 2008, Mr. Lindholm developed quantitative currency-based trading models for private US-based clients. In this capacity, he focused on systematic risk management, developing various models for assessing cross-currency exposures and hedging over-concentrated positions. He was also responsible for programming the firm’s algorithmic trading models in multiple coding languages. In the past 10 years, he has programmed hundreds of quantitative trading models and developed substantial experience in the field of quantitative finance.

Clark Edlund

Chief Operating Officer & Co-Portfolio Manager

Mr. Edlund has served as Co-Portfolio Manager and Chief Operating Officer of the adviser since its founding in September 2010.  Prior to co-founding the adviser, he joined Titan Trading LLC as a principal and managing partner in January of 2009.  Previously, Mr. Edlund served as a Registered Representative for several independent broker-dealers managing diversified equity portfolios.

He is responsible for all day-to-day operations decisions for the Fund, including: (i) developing the Fund’s various distribution channels; (ii) establishing selling agreements within the broker-dealer channel; (iii) initiating the Fund’s marketing efforts and advertising campaign (iv) addressing the Fund’s compliance and regulatory requirements (v) portfolio construction with regard to asset allocation among selected investment vehicles; and (vi) ongoing manager evaluation.  Prior to joining the adviser, Mr. Edlund joined Titan Trading LLC as a principal and managing partner in January of 2009.  His primary role was partnering Titan Trading LLC with various Registered Investment Advisory firms.  Other imperative duties included evaluating and monitoring a diverse pool of commodity trading advisors ("CTAs") and managed futures funds used in customized portfolio construction.

Previously, Mr. Edlund served as a Registered Representative for LPL Financial from July 2008 through February 2009, First Allied Securities from July 2007 through June 2008, and AXA Advisors from August 2005 through June 2007, managing diversified equity portfolios.  In this role, he provided portfolio management recommendations for numerous individuals, small businesses, trusts and endowments.  Additionally, he assisted industry colleagues with research and due diligence on many 3rd party money managers, primarily alternative and hedge fund strategies.  Mr. Edlund has been involved in portfolio management, directing client assets in multiple capacities for the past 6 years.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Co-Managers’ compensation structure, other accounts managed by the Portfolio Co-Managers, and the Portfolio Co-Managers’ ownership of shares of the Fund.

Investment Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary will invest the majority of its assets in Underlying Funds, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the adviser a fee for its services.  The adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the adviser unless it first obtains the prior approval of the Fund’s Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.  It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments.  These policies and restrictions are described in detail in the Fund’s Statement of Additional Information ("SAI").  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund’s financial statements which are included in the Fund’s annual and semi-annual reports.  The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in Underlying Funds which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 3 classes of shares offered by the Fund: Class A, Class C and Class I.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 37 of this Prospectus.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts.  The minimum subsequent investment in Class A shares of the Fund is $500 for all accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges, which may be waived in the adviser’s discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

Quantitative Managed Futures Strategy Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

                               o r Overnight Mail:

Quantitative Managed Futures Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-QMF-FUND for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Fund at 1-855-QMF-FUND for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "Quantitative Managed Futures Strategy Fund."  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the " Quantitative Managed Futures Strategy Fund "

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-QMF-FUND for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

Quantitative Managed Futures Strategy Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

                               o r Overnight Mail:

Quantitative Managed Futures Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-QMF-FUND. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:

 Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

·

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,·

•

The request must identify your account number,

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and·

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Fund falls below the following amounts per share class

Class	A	C	I
Minimum	$2,500	$2,500	$1,000,000

the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy;"

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a redemption fee.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

DISTRIBUTOR:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska, 68130 , is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund’s average daily net assets attributable to the respective class of shares.

Class	A	C
12b-1 Fee	0.25%	1.00%

The Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES:  The Fund’s distributor, its affiliates, and the Fund’s adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

HOUSEHOLDING:  To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-QMF-FUND on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s June 30, 2012 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A		Class C	Class I
	Period Ended June 30, 2012 (1)		Period Ended June 30, 2012 (1)	Period Ended June 30, 2012 (1)
Net asset value, beginning of period	$ 10.00		$ 10.00	$ 10.00
Activity from investment operations:
Net investment loss(2)	(0.46)		(0.42)	(0.47)
Net realized and unrealized gain
on investments and foreign currency transactions	0.35		0.36	0.36
Total from investment operations	(0.11)		(0.06)	(0.11)

Paid-in-capital from redemption fees	0.00	(12)	-	0.00	(12)
Net assets, end of period	$ 9.89		$ 9.94	$ 9.89
Total return (3)(8)	(1.10)%		(0.60)%	(1.10)%
Net assets, at end of period (000s)	$ 1,507		$ 89	$ 10,197

Ratio including the income and expenses of ADOF and ADOF II
Ratio of gross expenses to average net asset s(4)(5)(6)(9)	19.26%		13.99%	14.15%
Ratio of net expenses to average nets assets (5)(6)(10)	8.35%		9.10%	8.10%
Ratio of net investment loss to average net assets (5)(7)(11)	(7.20)%		(6.59)%	(7.34)%
Portfolio Turnover Rate(8)	32%		32%	32%

(1)	The Quantitative Managed Futures Strategy Fund commenced operations on November 11, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Ratio of gross expenses to average net assets excluding
	the expenses of ADOF and ADOF II (4)(5)(6)	12.90%	7.64%	7.79%
(10)	Ratio of net expenses to average net assets excluding
	the expenses of ADOF and ADOF II (5)(6)	1.99%	2.74%	1.74%
(11)	Ratio of net investment loss to average net assets excluding
	the income and expenses of ADOF and ADOF II (5)(7)	(0.84)%	(0.23)%	(0.98)%
(12)	Amount represents less than $0.01.

NOTICE OF PRIVACY POLICY & PRACTICES

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust does not jointly market.

Adviser	Absolute Private Wealth Management LLC 1001 West Loop South, Suite 811 Houston, TX 77027	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland , OH 44115	Legal Counsel	Thompson Hine, LLP 41 South High Street, Suite 1700 Columbus , OH 43215
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street , Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated October 29, 2012 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-QMF-FUND or visit www.qmfsfund.com.  You may also write to:

Quantitative Managed Futures Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street , Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

SCA Absolute Return Fund

Investor Class:	SCARX

SCA Directional Fund

Investor Class:	SCADX

PROSPECTUS October 29, 2012

Advised by:

Genesis Capital LLC

7191 Wagner Way NW, Suite 302

Gig Harbor, WA 98335

www.sca-funds.com                                                    1-855-282-1100

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY-SCA Absolute Return Fund
FUND SUMMARY-SCA Directional Fund
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Sub-Advisers
Portfolio Managers
Sub-Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY - SCA Absolute Return Fund

Investment Objective:  The Fund seeks to generate positive absolute returns with less volatility than traditional equity markets.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed if held less than 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%
Acquired Fund Fees and Expenses (1)	0.92%
Total Annual Fund Operating Expenses	3.86%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$388	$1,178	$1,986	$4,087

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in a combination of long or short securities of (i) fixed income securities, (ii) equity securities (common and preferred stock), (iii) options, (iv) futures, (v) forwards or (vi) swap contracts on (a) commodities, (b) financial indices, (c) foreign currencies, or (d) equity indices, either directly or through Underlying Funds. The adviser may retain sub-advisers to employ specific investment strategies of the Fund.  The Fund will invest without restriction as to issuer capitalization, country, credit quality or trading currency.

The Fund and any Underlying Fund in which it invests may pursues various investment strategies including, for example:

•

Long-Biased Equity.  A strategy that seeks to capitalize on identifying and investing in underpriced equity securities while hedging some, but not all, overall equity market risk.

•

Long/Short Equity.  A strategy that seeks returns by investing in equities that are undervalued and short equities that are considered overvalued.

•

Event-Driven.  A strategy that involves investments in companies undergoing significant corporate transactions or structural transformations.

•

Convertible Arbitrage.  A strategy that seeks returns based on the pricing inefficiencies of the embedded option in a convertible bond by purchasing a convertible bond and hedging a portion of the equity risk by selling short the underlying common stock for which the bond may be converted.

•

Fixed Income Long/Short Credit and Distressed Debt.  A strategy that seeks returns by investing in debt securities of any type of issuer of any credit quality, such as "high yield" securities (also known as "junk" bonds), while employing selected risk reducing strategies such as interest rate risk hedging via futures or credit risk hedging via credit default swaps.

•

Global Macro.  A strategy that seeks investment opportunities, long or short, throughout the world by focusing on economic trends and opportunities in equity, fixed income, currencies, precious metals or commodities markets.

•

Emerging Market.  A strategy that seeks investment opportunities in nations with social or business activity in the process of rapid growth or industrialization by focusing on issuer-specific financial information and analysis.

•

Relative Value.  A long/short investment strategy that seeks to exploit disparities in pricing relationships between instruments with similar characteristics.  Relative Value strategies are not dependent on market direction and often involve arbitrage techniques.

•

Tactical Trading.  A strategy based upon speculation on the direction of prices and the volatility of equities, bonds, currencies, and commodities in the cash and derivatives markets.

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In selecting Underlying Funds, or investment strategies for investment, the adviser (with the aid of research services employed by the adviser) or a sub-adviser assesses the likely risks and returns (after all fees and expenses including sales charges and Underlying Fund manager performance-based fees, if any) of the different alternative investment strategies utilized by the Underlying Funds, and evaluates the potential correlation among the investment strategies and Underlying Funds under consideration.  The adviser will use both a quantitative screening process and a qualitative selection process when selecting investment strategies, sub-advisers or Underlying Fund securities for investment or investment strategies by the Fund. The adviser generally seeks to invest in Underlying Funds whose liquidity and expected absolute and risk-adjusted returns, are determined to be attractive and likely to have low correlations among each other or with the broad equity markets.  The adviser will seek to allocate the Fund's assets so that the Fund may benefit from the expected continuation of a favorable performance record of various Underlying Funds, sub-advisers or investment strategies, and from having access to new and existing Underlying Funds that are often available only at substantial minimum investments.  The adviser does not have pre-set allocation targets, retaining the flexibility to allocate assets in response to market conditions.

The adviser buys and sells Underlying Funds or retains various investment strategies and engages sub-advisers to meet it asset allocation targets.  Additionally, an Underlying Fund may be liquidated or sub-adviser terminated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the Underlying Fund's investment opportunity set or strategy, or any other factor that the adviser feels will negatively impact future performance.

The Fund has received an exemptive order (the "Order") from the SEC that permits the adviser, with the Fund's Board of Trustees' approval, to enter into or amend sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.   Shareholders will be notified if and when a new sub-adviser is employed by the adviser.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds.

•

Convertible Securities Risk.  Convertible securities are a hybrid that has characteristics of both bonds and common stocks and is subject to risks associated with both debt securities and equity securities.

•

Credit Risk.  Issuers or counterparties may not make interest, principal or other payments on securities and derivatives, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by Standard & Poor's Ratings Group or another credit rating agency.

•

Derivatives Risk.  The use of derivatives exposes the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. Derivative risks include: (i) imperfect correlation between the changes in market value of derivatives and the securities or indices on which they are based; (ii) illiquidity under certain market conditions; (iii) trading restrictions or limitations imposed by an exchange, or government regulations that may restrict trading; (iv) leverage which will magnify losses and (v) counterparty default.

•

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

Fixed Income Risk.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

•

Foreign Currency Risk.  Currency risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk exists because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

High Yield Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.  Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of bond holder claims and may eliminate or materially reduce liquidity.

•

Leverage Risk.  The use of leverage by the Fund or an Underlying Fund, such as borrowing money to purchase securities or the use of derivatives, will indirectly cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

•

Limited History of Operations.  The Fund has a limited history of operations.  In addition, the adviser has not previously managed a mutual fund.

•

Management Risk.  The adviser's dependence on its asset allocation and Underlying Fund selection strategies and the Underlying Funds managers' judgments about the attractiveness, value and potential appreciation of particular investments may prove to be incorrect and may not produce the desired results.

•

Market Risk.  Overall equity and fixed income market risk may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Short Position and Inverse (Hedging) Risk.  The Fund will incur a loss as a result of an Underlying Fund's short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Underlying Fund purchases an offsetting position.  The Underlying Fund's losses are potentially unlimited in a short position transaction.  ETFs that are inverse funds typically lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite of traditional mutual funds.  If the Fund invests in an inverse fund and markets rise, the Fund will lose money.

•

Small and Medium Capitalization Company Risk.  Equity securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Underlying Funds Risk.  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in securities and currencies.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

Performance:   Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.sca-funds.com or by calling 1-855-282-1100.

Investment Adviser:  Genesis Capital LLC.

Sub-Advisers: Battenkill Capital Management, Inc.

  Coe Capital Management

  Inflection Partners, Inc.

  Phineus Partners, LP.

  SeaBridge Investment Advisors, LLC

  Tiburon Capital Management, LLC

Portfolio Managers: Gary Price, Portfolio Manager and Managing Member of the adviser, Ronald Robertson Portfolio Manager and Managing Member of the adviser, Michael Dubinsky Portfolio Manager and Chief Financial Officer of the adviser have served the Fund as portfolio managers has since it commenced operations in 2011. Mark Myers Portfolio Manager and Portfolio Manager of the adviser have served the Fund as its portfolio manager since October 2012.

Sub-Adviser Portfolio Managers: Rick Franzen of Battenkill Capital Management, Inc., Mark Coe of Coe Capital Management, Michael Grant of Phineus Partners, LP,  John C. Conti of SeaBridge Investment Advisors, LLC and Peter Lupoff of Tiburon Capital Management have served as Sub-Advisers to the Fund since June 2012. Dave Sherry and Jack Andrews of Inflection Partners, Inc. have served as Sub-Advisers to the Fund since October 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in Investor Class shares is $2,500 for regular accounts and $2,500 for retirement plans, and the minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY - SCA Directional Fund

Investment Objective:  The Fund seeks returns similar to equities with less volatility than traditional equity markets.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed if held less than 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%
Acquired Fund Fees and Expenses (1)	0.81%
Total Annual Fund Operating Expenses	3.84%
Fee Waiver and/or Reimbursement (2)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	3.76%

(1)

  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)   The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2013, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.95% of average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$378	$1,165	$1,970	$4,065

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in a combination of long or short securities of (i) fixed income securities, (ii) equity securities (common and preferred stock), (iii) options, (iv) futures, (v) forwards or (vi) swap contracts on (a) commodities, (b) financial indices, (c) foreign currencies, or (d) equity indices, either directly or through Underlying Funds. The adviser may retain sub-advisers to employ specific investment strategies of the Fund.  The Fund will invest without restriction as to issuer capitalization, country, credit quality or trading currency.

The Fund and any Underlying Fund in which it invests may various pursue investment strategies including, for example:

•

Long-Only Equity.  A strategy that seeks to capitalize on identifying and investing in underpriced equity securities.

•

Long-Biased Equity.  A strategy that seeks to capitalize on identifying and investing in underpriced equity securities while hedging some, but not all, overall equity market risk.

•

Long/Short Equity.  A strategy that seeks returns by investing in equities that are undervalued and shorting equities that are considered overvalued.

•

Event-Driven.  A strategy that involves investments in companies undergoing significant corporate transactions or structural transformations.

•

Fixed Income.  A strategy that seeks returns by investing in debt securities of any type of issuer of any credit quality, such as “high yield” securities (also known as “junk” bonds), and may employ selected risk reducing strategies, such as interest rate risk hedging via futures or credit risk hedging via credit default swaps.

•

Global Macro.  A strategy that seeks investment opportunities, long or short, throughout the world by focusing on economic trends and opportunities in equity, fixed income, currencies, precious metals or commodities markets.  The strategy is executed in the cash and derivatives markets, where derivatives are used a substitute for securities, currencies or commodities.

•

Emerging Market.  A strategy that seeks investment opportunities in nations with social or business activity in the process of rapid growth or industrialization by focusing on issuer-specific financial information and analysis.

•

Tactical Trading.  A strategy based upon speculation on the direction of prices and the volatility of equities, bonds, currencies, and commodities in the cash and derivatives markets, where derivatives are used a substitute for securities, currencies or commodities.

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser's investment philosophy is to target diverse investments in the global securities markets using tactical and hedging strategies.  The adviser intends to tactically allocate the Fund's assets among various sub-advisers, investment strategies, or Underlying Funds that, in the view of the adviser, represent attractive investment opportunities. In selecting Underlying Funds for investment, the adviser (with the aid of research services employed by the adviser) assesses the likely risks and returns (after all fees and expenses including sales charges and Underlying Fund manager performance-based fees, if any) of the different alternative investment strategies utilized by sub-advisers or the Underlying Funds, and evaluates the potential correlation among the investment strategies and the sub-advisers or Underlying Funds under consideration.  The adviser generally seeks to invest in Underlying Funds whose liquidity, expected absolute, relative and risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity markets.  The adviser will seek to allocate the Fund's assets so that the Fund may benefit from the expected continuation of a favorable performance record of various Underlying Funds, and from having access to new and existing Underlying Funds that are often available only at substantial minimum investments.  The adviser does not have pre-set allocation targets, retaining the flexibility to allocate assets in response to market conditions.  The adviser employs its hedging strategy by employing sub-advisers or investing in Underlying Funds that have an active hedging element in their investment strategy.

The adviser buys and sells Underlying Funds or employs sub-advisers to meet it asset allocation targets.  Additionally, an Underlying Fund or sub-adviser may be liquidated or terminated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the sub-advisers/ Underlying Fund's investment opportunity set or strategy, or any other factor that the adviser feels will negatively impact future performance.

The Fund has received an exemptive order (the "Order") from the SEC that permits the adviser, with the Fund's Board of Trustees' approval, to enter into or amend sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-adviser is employed by the adviser.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds ..

•

Credit Risk.  Issuers or counterparties may not make interest, principal or other payments on securities and derivatives, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by Standard & Poor's Ratings Group or another credit rating agency.

•

Derivatives Risk.  The use of derivatives exposes the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. Derivative risks include: (i) imperfect correlation between the changes in market value of derivatives and the securities or indices on which they are based; (ii) illiquidity under certain market conditions; (iii) trading restrictions or limitations imposed by an exchange, or government regulations that may restrict trading; (iv) leverage which will magnify losses and (v) counterparty default.

•

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

Fixed Income Risk.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

•

Foreign Currency Risk.  Currency risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk exists because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

High Yield Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.  Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of bond holder claims and may eliminate or materially reduce liquidity.

•

Leverage Risk.  The use of leverage by the Fund or an Underlying Fund, such as borrowing money to purchase securities or the use of derivatives, will indirectly cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

•

Limited History of Operations.  The Fund has a limited history of operations.  In addition, the adviser has not previously managed a mutual fund.

•

Management Risk.  The adviser's dependence on its asset allocation and Underlying Fund selection strategies and the Underlying Funds managers' judgments about the attractiveness, value and potential appreciation of particular investments may prove to be incorrect and may not produce the desired results.

•

Market Risk.  Overall equity and fixed income market risk may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Short Position and Inverse (Hedging) Risk.  The Fund will incur a loss as a result of an Underlying Fund's short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Underlying Fund purchases an offsetting position.  The Underlying Fund's losses are potentially unlimited in a short position transaction.  ETFs that are inverse funds typically lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite of traditional mutual funds.  If the Fund invests in an inverse fund and markets rise, the Fund will lose money.

•

Small and Medium Capitalization Company Risk.  Equity securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Underlying Funds Risk.  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in securities and currencies.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

Performance:   Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.sca-funds.com or by calling 1-855-282-1100.

Investment Adviser:  Genesis Capital LLC.

Sub-Advisers: Battenkill Capital Management, Inc.

   Coe Capital Management

   Inflection Partners, Inc.

   Phineus Partners, LP.

   SeaBridge Investment Advisors, LLC

   Tiburon Capital Management, LLC

Portfolio Managers: Gary Price, Portfolio Manager and Managing Member of the adviser, Ronald Robertson Portfolio Manager and Managing Member of the adviser, and Michael Dubinsky Portfolio Manager and Chief Financial Officer of the adviser, have served the Fund as its portfolio managers has since it commenced operations in 2011. Mark Myers Portfolio Manager and Portfolio Manager of the adviser have served the Fund as its portfolio manager since October 2012.

Sub-Adviser Portfolio Managers: Rick Franzen of Battenkill Capital Management, Inc., Mark Coe of Coe Capital Management, Michael Grant of Phineus Partners, LP,  John C. Conti of SeaBridge Investment Advisors, LLC and Peter Lupoff of Tiburon Capital Management have served as Sub-Advisers to the Fund since June 2012. Dave Sherry and Jack Andrews of Inflection Partners, Inc. have served as Sub-Advisers to the Fund since October 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in Investor Class shares is $2,500 for regular accounts and $2,500 for retirement plans, and the minimum subsequent investment is $100.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objective
SCA Absolute Return Fund	The Fund seeks to generate positive absolute returns with less volatility than traditional equity markets.
SCA Directional Fund	The Fund seeks returns similar to equities with less volatility than traditional equity markets.

Each Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval by the Funds' Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to achieve its investment objective by investing primarily in a combination of long or short securities of (i) fixed income securities, (ii) equity securities (common and preferred stock), (iii) options, (iv) futures, (v) forwards or (vi) swap contracts on (a) commodities, (b) financial indices, (c) foreign currencies, or (d) equity indices, either directly or through Underlying Funds. The adviser may retain sub-advisers to employ specific investment strategies of the Fund.  The Fund will invest without restriction as to issuer capitalization, country, credit quality or trading currency. The following provides additional information about the adviser's investment selection process and the strategies employed by each Fund's Underlying Funds, as noted.

Investment Strategy and Criteria Used in Selecting Underlying Funds

To analyze Underlying Funds or the particular investment strategies or sub-advisers it employs for each Fund, the adviser relies on both proprietary research and research provided by third parties. The adviser’s initial universe of Underlying Funds may be generated through traditional databases, e.g. Morningstar, Yahoo! Finance, Lipper TASS, HedgeFund.net, Hedge Fund Research, Inc. (HFRI), etc. as well as informal sources, such as prior investments made by the adviser, as well as through advisory and professional relationships. The due diligence and selection process is initiated when an investment opportunity or need is identified based upon the adviser's evaluation of the global investment market or implementation of a particular investment strategy.  The adviser may contact an existing Underlying Fund, as well as other fund advisors, and solicit their recommendations.  This process generates an initial list of Underlying Fund or sub-adviser/sub-strategy candidates. The adviser then gathers information from candidates on the list and these materials are evaluated and an overview of each Underlying Fund or sub-adviser/sub-strategy is created. The adviser's investment committee then meets to evaluate each candidate and narrow down the list to those that offer a profile consistent with the Fund's investment objective and strategies.

The adviser may then initiate contact between the Underlying Fund  or sub-adviser and the adviser's investment committee, if necessary.  This allows the adviser to further pare down future investment candidates by reviewing the portfolio management team, operations staff, past performance, philosophy, current holdings and investment process.  The adviser may also contact its network of auditors, legal counsel and fund administrators to get their feedback on the service professionals an Underlying Fund or sub-adviser is relying upon. An unfavorable report by the adviser's contact network will eliminate a potential Underlying Fund or sub-adviser.  Lastly, in the case of the Underlying Fund’s legal documents are gathered and reviewed before an investment is made and any potential sub-advisers are reviewed and approved by the Trust’s Board of Trustees.

Once an investment is made, the new Underlying Fund or sub-adviser is evaluated and tracked on a monthly basis.  An Underlying Fund may be liquidated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the Underlying Fund's investment opportunity set or strategy, or any other factor that the adviser feels will impact future performance.

Underlying Fund Strategies

Each sub-adviser or Underlying Fund pursues its own investment strategy including, for example:

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Long-Only Equity.  (Directional Fund only)  A strategy that seeks to capitalize on identifying and investing in underpriced equity securities.  This strategy focuses on individual security selection by attempting to identify companies with better than average economic prospects and may also include companies that may be the subject of a share price enhancing event such as a merger or buy-out offer.  This strategy also may seek returns from positive market, industry, or regional economy trends.

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Long-Biased Equity.  A strategy that seeks to capitalize on identifying and investing in underpriced equity securities while hedging some, but not all, overall equity market risk.  This strategy also seeks returns from positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas by emphasizing a relatively few investments that the manager believes are undervalued and either offer a margin-of-safety, or offer high growth opportunities.  The manager also may focus investments on special situations or events, including distressed equities.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.

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Long/Short Equity.  A strategy that seeks returns by investing in equities that are undervalued and short selling equities that are considered overvalued.  This strategy also may attempt to neutralize exposure to general market risk by primarily investing in equities that are undervalued and taking a short position in an equity market index.

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Event-Driven.  An investment strategy that involves investments in companies undergoing significant corporate transactions or structural transformations.  For example, this strategy may involve purchasing the equity securities of companies involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage "spread," generally determines the investment's potential profit on any given investment.  In conjunction with merger-arbitrage investments, this strategy may employ a variety of hedging strategies to protect against market-related risk, including short-selling and the purchase and sale of put and call options.  Since returns are driven primarily by the spread, it is anticipated that the use of this strategy may result in positive performance even when the overall market is declining.

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Convertible Arbitrage.  (Absolute Return Fund only)  A strategy that seeks returns based on the pricing inefficiencies of the embedded option in a convertible bond by purchasing a convertible bond and hedging a portion of the equity risk by selling short the underlying common stock into which the bond may be converted.  Certain managers also may seek to hedge interest rate exposure under some circumstances. Some managers also may employ leverage, which involves the use of debt to finance the purchase of investments and results in controlling substantially more assets to increase returns. Additionally, some managers may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable. Certain strategies may maintain a market neutral portfolio. The credit quality of a bond in a convertible arbitrage strategy is typically below investment grade.  Below investment grade bonds (occasionally called "junk bonds") are rated below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch.  However, the default risk of a company is typically hedged by shorting the underlying common stock.

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Fixed Income.  (Directional Fund only)  A strategy that seeks returns by investing in debt securities of any credit quality and may employ risk reducing strategies such as interest rate risk hedging via futures or credit risk hedging via credit default swaps.  This strategy may involve investing in mortgage related securities.  Debt securities also may include securities rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate securities. Distressed securities also may be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court, to those that are healthy but have short-term cash flow or liquidity problems. Strategies also may involve leverage and hedging through the use of exchange traded funds (ETFs) or various derivatives, such as futures, credit default swaps or total return swaps, committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

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Fixed Income Long/Short Credit and Distressed Debt.  (Absolute Return Fund only)  A strategy that seeks returns by investing in debt securities of any credit quality while employing risk reducing strategies such as interest rate risk hedging via futures or credit risk hedging via credit default swaps.  This strategy may involve investing in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities.  Debt securities also may include securities rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities also may be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court, to those that are healthy but have short-term cash flow or liquidity problems. Strategies also may involve leverage and hedging through the use of exchange traded funds (ETFs) or various derivatives, such as futures, credit default swaps or total return swaps, committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

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Global Macro.  A strategy that seeks investment opportunities, long or short, throughout the world by focusing on economic trends and opportunities in equity, fixed income, currency, precious metal or commodity markets.  A global macro strategy seeks positive returns by making leveraged and or hedged investments on expected price movements in security, currency and commodity markets.  Macroeconomic principles are used to identify what the manager believes to be temporary disruptions and dislocations in absolute or relative asset prices throughout the globe.  A global macro strategy has a wide mandate and is generally unrestricted as to country, currency, issuer capitalization, security type or derivative instrument.  Derivatives are used for hedging and as substitutes for securities.  Individual trades may be directional, where a manager seeks returns from discrete price movements; or relative value, where two similar assets, such as shares in a domestic oil company and shares in an international oil company, are paired long and short to capture returns from a perceived relative mispricing.

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Emerging Market.  A strategy that seeks investment opportunities in nations with social or business activity in the process of rapid growth or industrialization by focusing on issuer-specific financial information and analysis.  Emerging market investment strategy investments are typically made with an awareness of the global economic backdrop and the outlook for countries, industry sectors and companies.  Country allocation may be driven by a forecast for sustained economic growth or may be the result of stock or bond selection.  Fundamental research may be used to identify industries and companies capable of achieving and sustaining above-average long-term earnings growth.  Equity securities of specific companies may be selected based upon leading market position, business niche, improving franchise value, improving earnings or cash flow, or an improving balance sheet.  Debt securities of countries or companies may be selected on improving ability to pay or in anticipation of a credit rating agency upgrade or some other indication of improved financial soundness.

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Relative Value.  (Absolute Return Fund only)  A long/short investment strategy that seeks to exploit disparities in pricing relationships between instruments with similar characteristics.  Relative value strategies are not dependent on market direction and often involve arbitrage techniques.  A relative value investment strategy seeks to take advantage of perceived price differentials between related financial instruments, such as stocks and bonds, by simultaneously buying and selling the different securities, thereby seeking profit from the "relative value" of the two securities.  Acting on the assumption that prices will revert to true value, as defined by the manager using a valuation measure such as dividend yield or price to earnings ratio, over time, the manager will sell short the overpriced security and buy the underpriced security. Once prices revert to true value, the trade can be liquidated at a profit.  Relative value strategies can be used to buy and sell two stocks, two commodities, two bonds or a combination of the preceding.  Relative value also is referred to as "pairs" trading because an investor invests in a pair of related securities that typically have high correlations, meaning they will tend to move in the same direction at the same time.

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Tactical Trading.  A strategy based upon speculation on the direction of prices and the volatility of equities, bonds, currencies, and commodities in the cash and derivatives markets.  The returns from this strategy can be volatile, and correlation with traditional benchmarks tends to be low. Tactical trading strategies can be either system-driven, those strategies which deploy trend-following and other computer driven models based on technical analysis of price data; or discretionary, those strategies that rely more on fundamental analysis, though technical analysis is not ignored.

PRINCIPAL INVESTMENT RISKS

The following describes the risks each Fund (as noted) bears directly or indirectly through investments in Underlying Funds.

Convertible Securities Risk.  (Absolute Return Fund only)  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond.  Fixed-income securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest payments on the security as they become due. Fixed-income securities also may be subject to prepayment or redemption risk.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-income securities rated less than investment grade that are sometimes referred to as high yield or "junk bonds." These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.  Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Credit Risk.  There is a risk that debt issuers and counterparties will not make payments on securities and other investments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund or an Underlying Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Fund  or an Underlying Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund or Underlying Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund or Underlying Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties, through Underlying Funds, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Derivatives Risk.  Underlying Funds will invest a percentage of their assets in derivatives, such as futures and options contracts that are used for hedging and as substitutes for securities. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives.  The risks associated with the Underlying Fund's, and indirectly the Fund's, use of futures, options and swap contracts include:

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Experiencing losses that exceed losses experienced by funds that do not use derivatives.

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There may be an imperfect correlation between the changes in market value of the securities held and the prices of futures, options and swaps.

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Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Underlying Fund may be unable to close out its futures contracts at a time which is advantageous.

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Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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Because option premiums paid or received by the Underlying Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Counterparty default which may expose the Fund to losses to the extent Underlying Fund derivative positions were in an unrealized gain position.

Emerging Markets Risk.  The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets.  There are typically greater risks involved in investing in emerging markets securities.  Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable.  Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default.  Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.  The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all.  An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Fixed Income Risk.  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk.  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has the ability to interfere with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.  The Fund also may take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Foreign Investment Risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  A portion of the derivatives trades made by the Fund may take place in foreign markets.  Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions in foreign markets.  Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

High Yield Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, the Fund's share price may decrease and its income may be reduced.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  Such securities also may include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.

Leverage Risk.  Using derivatives or borrowing to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.  Underlying Funds that are not subject to regulation under the Investment Company Act may employ leverage in excess of the amount permitted mutual funds, which are subject to various limits on leverage under the Investment Company Act.

Limited History of Operations.  The Fund has a limited history of operations.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge likely mutual fund performance of the adviser by its track record of managing non-mutual fund assets and the adviser may not achieve its intended result in managing the Fund.  In addition, the adviser has not previously managed a mutual fund.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's and Underlying Funds managers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.  Additionally, the adviser's judgments about the potential performance of an Underlying Fund also may prove incorrect and may not produce the desired results.

Market Risk.  An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions, if any.  The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the market as a whole.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence affecting a specific issuer than the performance of shares of a diversified investment company.  The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage or reduced demand for the issuer's goods and services.

Portfolio Turnover Risk. The techniques and strategies contemplated by Underlying Funds might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will ordinarily be less than 50%, although it could vary materially under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Short Position and Inverse Risk.  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace (buying back the securities sold short) the short positions.  In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.  ETFs that are inverse funds typically lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires that the adviser correctly predict short term market movements.  If the Fund invests in an inverse fund and markets rise, the Fund will lose money.

Small and Medium Capitalization Company Risk.  Medium or small capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that invest only in large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, trade in less liquid markets, in which it may be more difficult for the Fund to sell at times and at prices that the adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Underlying Funds Risk.   The Fund's performance depends in part upon the performance of the Underlying Fund managers and selected strategies, the adherence by such Underlying Fund managers to such selected strategies, the instruments used by such Underlying Fund managers and the adviser's ability to select Underlying Fund managers and strategies and effectively allocate Fund assets among them.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Underlying Fund level.  Additionally, the market value of shares of Underlying Funds that are ETFs or closed-end funds may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF and closed-end fund shares trades at a premium or discount to net asset value.  Furthermore, investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

The Fund is subject to, and indirectly invests in Underlying Funds that are subject to risks associated with legal and regulatory changes applicable to financial institutions generally.  The Fund may not be able to invest in certain Underlying Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to an Underlying Fund that has been identified as an attractive opportunity.  The Fund's investments in certain Underlying Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment.  The Fund may invest indirectly a substantial portion of its assets in Underlying Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate.  As the adviser and the Board anticipate that market prices will not be readily available for some Underlying Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Underlying Funds ordinarily will be the value determined for each Underlying Fund in accordance with the Underlying Fund's valuation policies.  Although the Fund will receive information from each Underlying Fund regarding its security prices, investment performance and investment strategy, the adviser may have little or no means of independently verifying this information.  The Fund, upon its redemption of all or a portion of its interest in an Underlying Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.  Underlying Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the adviser, particularly during times of general market turmoil. Some Underlying Fund managers may charge Underlying Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of an Underlying Fund's net profits (or more in certain limited circumstances), which may create incentives for Underlying Fund managers to make investments that are riskier or more speculative than in the absence of these fees.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Genesis Capital LLC, located at 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335, serves as each Fund's investment adviser.  The adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The adviser is a Washington limited liability company formed in 2001.  Its clients are pooled investment vehicles and the Fund.  As of September 30, 2012 it had $119 million in asset under management.

Subject to the supervision of the Fund's Board of Trustees, the adviser is responsible for managing each Fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Funds and the adviser.

The management fee set forth in the Funds' Investment Advisory Agreement is 1.95% annually, to be paid on a monthly basis.  In addition to investment advisory fees, the Funds pay other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Funds’ adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least October 31, 2013 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.95% of the average daily net asset value of the Funds Investor Class shares; subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance.

Sub-Adviser:  Battenkill Capital Management, Inc., 34 S. Main Street, Allentown, NJ 08501, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's equity market neutral investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the equity market neutral portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Sub-Adviser: Coe Capital Management, LLC, 9 Parkway North, Suite 325, Deerfield, IL 60015, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Sub-Adviser:  Inflections Partners, Inc., 388 Market Street, Suite 1300, San Francisco, CA 94111, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the sub-adviser is responsible for management of a portion of Fund's equity market neutral investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the equity market neutral portion of each Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Fund.

Sub-Adviser: Phineus Partners, L.P., 251 Post Street, Suite 500, San Francisco, CA 94108, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Sub-Adviser: SeaBridge Investment Advisors, LLC, 450 Springfield Ave, Suite 301, Summit, NJ 07901, serves as sub-adviser to the Funds. Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's long equity investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the long equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Sub-Adviser: Tiburon Capital Management, LLC, 527 Madison Avenue, 6th Floor, New York, NY 10022, serves as sub-adviser to the Funds. Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's event driven investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the event driven portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

The Funds have applied for, or will apply for, an exemptive order (the "Order") from the SEC that would permit the adviser, with the Funds' Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  The Order also would permit the adviser, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the adviser and the Trustees believe such action will benefit a Fund and its shareholders.  There is no guarantee that the SEC will grant the Order.

Portfolio Managers

Gary Price

Portfolio Manager

Mr. Price has served as a Portfolio Manager and Managing Member of the adviser since 2002.  Additionally, Mr. Price is a member of the adviser's Investment Committee and is jointly responsible, along with Ron Robertson and Michael Dubinsky, for fund of funds manager approval and fund of funds portfolio management. Mr. Price also is the Chief Executive Officer of Strategic Capital Group L.L.C., an affiliate of the adviser and an SEC registered investment adviser that manages and consults to high net worth individuals, foundations and endowments.  He also serves as Chief Executive Officer of RP Capital LLC, an SEC registered broker/dealer and member of the Financial Industry Regulatory Authority, Inc ("FINRA") and the Securities Investor Protection Corporation ("SIPC").  Prior to joining the adviser, Mr. Price served as an investment adviser for American Express Financial Advisors and Linsco Private Ledger. Mr. Price was born in 1968 and holds a Bachelor of Science degree from the University of Pennsylvania's Wharton School of Business.

Ronald Robertson

Portfolio Manager

Mr. Robertson has served as a Portfolio Manager and Managing Member of the adviser since 2002.  Additionally, Mr. Robertson is a member of the adviser's Investment Committee and is jointly responsible, along with Gary Price and Michael Dubinsky, for fund of funds manager approval and fund of funds portfolio management. Mr. Robertson is one of the founders and President of Strategic Capital Group L.L.C.  Mr. Robertson co-developed the multi-manager portfolio management approach utilized by Strategic Capital Group LLC, which focuses on manager research, portfolio construction and a disciplined asset allocation approach.  Mr. Robertson also is a member of RP Capital LLC.  Mr. Robertson was born in 1958 and holds a Bachelor of Science degree from Western Washington University.

Michael Dubinsky

Portfolio Manager

Mr. Dubinsky has served as a Portfolio Manager and Chief Financial Officer of the adviser since 2002.  Additionally, Mr. Dubinsky is a member of the adviser's Investment Committee and is jointly responsible, along with Gary Price and Ronald Robertson, for fund of funds manager approval and fund of funds portfolio management.  Mr. Dubinsky has extensive experience in finance and accounting for hedge funds, venture capital funds and investment management firms. Prior to joining the adviser, Mr. Dubinsky spent four years working for the Russell Investment Group, a leading asset consulting and investment management firm for institutional investors, where he managed the operations of hedge funds, private equity funds and domestic and international mutual funds. Mr. Dubinsky also spent four years working for Deloitte & Touche LLP, where he served clients within the hedge fund, venture capital and financial service industries.  Mr. Dubinsky holds a Business Administration degree from the University of Washington and is a CFA charterholder.

Mark Myers

Portfolio Manager

Mr. Myers is a graduate of University of Washington with a Bachelor of Arts degree in Economics.  Mr. Myers has traded actively in the options and futures markets and consulted on implementing option strategies to enhance portfolio performance.  Prior to joining Strategic, Mr. Myers spent 10 years in multiple executive management roles for a multi-million dollar business.

Sub-Adviser Portfolio Managers:

Battenkil

Rick Franzen

Mr. Franzen has been a portfolio manager and analyst for the past 13 years, specializing in the Industrial, Energy and Basic Material sectors. He has been Battenkill Capital Management, Inc. since it was formed in 2007. Mr. Franzen earned an MBA from NYU and was also awarded CFA designation.

Coe

Mark D. Coe

Mr. Coe is currently the founder and portfolio manager for Coe Capital Management which he started back in 1999 and has over 25 years of portfolio management experience. Mr. Coe earned a Masters degree of Management in Finance and Economics at Northwestern University and a Bachelors degree in Accounting from the University of Illinois.

Inflection

Dave Sherry

Mr. Sherry has 18 years of portfolio management experience investing in telecom, media, and tech equities. Prior to founding Inflection Partners in 2004, he was one of the managers of the EGM Communications and Technology Strategy. Previously Dave managed funds at Partech International and LGT Asset Management (formerly GT Capital). Educational credentials include an AB from Princeton University, an MBA from the Anderson School at UCLA, and the CFA designation. Mr. Sherry earned an AB from Princeton University, an MBA from the Anderson School at UCLA and has CFA designation.

Jack Andrews

Mr. Andrews has 16 years of securities analysis and technology industry experience. Prior to founding Inflection Partners in 2004, he was an analyst at JP Morgan Securities, covering the IT services sector. Mr. Andrews earned his MBA from the University of Chicago and graduated from Carnegie Mellon University with 2 BS degrees and a BA degree.

Phineus

Michael Grant

Mr. Grant is the founder of Phineus Partners which he formed in 2002. He has over 27 years of portfolio manager experience in knowledge-based industries including technology, communications and media. Mr. Grant earned a Masters Degree from the London School of Economics, where he specialized in International History. He also holds a Bachelor of Commerce Degree from the University of Alberta, Canada, where he received the Highest Honors Award for graduating at the top of his class. The Financial Executives Institute also awarded him the Silver Medal in Finance for achieving the highest standing in their Finance program.

SeaBridge

John C. Conti

Mr. Conti is the portfolio manager for the SeaBridge Core Global Equity strategy and joined SeaBridge in 2004 after serving multiple roles at J.P. Morgan, including Global Head of Equity Research, Head of U.S. Equity Research and Director of Marketing. Mr. Conti earned a Bachelor of Arts degree from Franklin & Marshall College and a Master of Science degree from Stevens Institute of Technology.

Tiburon

Peter Lupoff

Mr. Lupoff has over 22 years of investment experience and is currently the founding member of Tiburon Capital Management which is an event-driven alternative investment advisory firm that was started in 2009.  Mr. Lupoff was previously a Senior Portfolio Manager and Managing Director of Robeco Weiss Peck and Greer (2005-2007), where he managed the approximately $200mm Robeco WPG Distressed/Special Situations Fund. Mr. Lupoff then became the portfolio manager and managing director at Millennium Management, LLC (2008-2009) where he was the sole portfolio manager of a large event-driven allocation. Mr. Lupoff earned a B.A. degree from Hofstra University and an MBA degree from Fordham University.

The Portfolio Managers are supported by other members of the adviser's investment team who provide research, analysis and trading support.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed and ownership of Fund shares.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the applicable Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds' portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Investor Class Shares:  Investor Class shares of the Funds are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.

Purchasing Shares: You may purchase shares of the Funds by sending a completed application form to the following address:

via Regular Mail

"SCA Absolute Return Fund" or "SCA Directional Fund"

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

"SCA Absolute Return Fund" or "SCA Directional Fund"

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Fund at 1-855-282-1100 for wiring instructions and to notify the Funds that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Funds will normally accept wired funds for investment on the day received if they are received by the Funds' designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-855-282-1100  for more information about the Funds' Automatic Investment Plan.

Minimum and Additional Investment Amounts:  The minimum initial investment in Investor Class shares is $2,500 for regular accounts and $2,500 for retirement plans, and the minimum subsequent investment is $100.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.  The Funds reserve the right to waive any investment minimum requirement.

The Funds, however, reserves the right, in their sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the applicable Fund.  The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the "SCA Absolute Return Fund" or "SCA Directional Fund"

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-855-282-1100  for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

" SCA Absolute Return Fund " or " SCA Directional Fund "

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

"SCA Absolute Return Fund" or "SCA Directional Fund"

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fess, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application.  To redeem by telephone, call 1-855-282-1100.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.  Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Funds' Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account.  Please contact the Funds at 1-855-282-1100  for more information about the Funds' Automatic Withdrawal Plan.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued using the Funds' net asset value pricing procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the applicable Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with a Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $2,500, a Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV.  The Funds will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourages and does not accommodate market timing.  Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting a Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of Fund shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds' Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Funds and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that the Funds will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy.  Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request.  If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both types of distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to a Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisers to determine the tax consequences of owning each Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  Each Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Investor Class shares.

The Funds' distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Funds' distributor, its affiliates, and the Funds' adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-855-282-1100 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s June 30, 2012 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	SCA Absolute Return Fund		SCA Directional Fund
	For the Period Ended June 30, 2012(1)		For the Period Ended June 30, 2012(1)
Net asset value, beginning of period	$ 10.00		$ 10.00
From Operations:
Net investment loss(a)	(0.09)		(0.13)
Net realized and unrealized gain from securities	0.00	(e)	0.17
Total from operations	(0.09)		0.04

Distributions to shareholders from:
Net investment income	(0.01)		(0.01)

Paid in capital from redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 9.90		$ 10.03

Total Return (b)	(0.91)%	(d)	0.40%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$ 54,677		$ 45,870
Ratio of expenses to average net assets,
before reimbursement and waivers	2.94%	(c)	3.03%	(c)
net of reimbursement and waivers	2.61%	(c)	2.70%	(c)

Ratio of net investment loss to average net assets	(1.10)%	(c)	(1.56)%	(c)

Portfolio turnover rate	58%	(d)	52%	(d)

(1) The SCA Funds commenced operations on September 8, 2011.
(a) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends of capital gains distributions, if any.
(c) Annualized.
(d) Not Annualized.
(e) Amount less than $0.01 per share.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

SCA Absolute Return Fund & SCA Directional Fund

Adviser	Genesis Capital LLC 7191 Wagner Way NW, Suite 302 Gig Harbor, WA 98335	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Additional information about the Funds is included in the Funds' Statement of Additional Information dated October 29, 2012 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds' policies and management.  Additional information about the Funds' investments will also be available in the Funds' Annual and Semi-Annual Reports to Shareholders.  In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-855-282-1100.  The Funds does not have a website; however information relating to the Funds can be found on the website at www.sca-funds.com.  You may also write to:

SCA Absolute Return Fund or SCA Directional Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds' information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

Altrius Small Cap Value Fund

A Series of Northern Lights Fund Trust

Class A shares N/A

Class C shares N/A

Class I shares ALTSX

Statement of Additional Information
October 29 , 2012

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of Altrius Small Cap Value Fund (the “Fund”) dated October 29, 2012 the Annual Report to Shareholders and Semi-Annual Report to Shareholders, copies which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street , Suite 2, Omaha, Nebraska 68130 or by calling 1-855- 684 -3857.

The Fund

Investment Strategies and Risks

Investment Restrictions

Policies and Procedures for Disclosure of Portfolio Holdings

Management

Control Persons and Principal Holders

Investment Adviser

The Distributor

Portfolio Managers

Allocation of Portfolio Brokerage

Portfolio Turnover

Other Service Providers

Description of Shares

Anti-Money Laundering Program

Purchase, Redemption & Pricing of Shares

Tax Status

Independent Registered Public Accounting Firm

Legal Counsel

Financial Statements

Appendix A – Proxy Voting Policies and Procedures

THE FUND

The Altrius Small Cap Value Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").  The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate, on a class specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers three classes of shares:  Class A, Class C and Class I shares.  Class A and C shares are not currently available for purchase. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

 Altrius Institutional Asset Management, LLC (the “Adviser”) manages the Fund.  Shares of the Fund are distributed by Northern Lights Distributors, LLC (the “Distributor”).

INVESTMENT STRATEGIES AND RISKS

The investment goals, principal investment strategies and principal risks of the Fund are described in the Prospectus.  A further description of certain types of investments the Fund may make and their risks appear below.  Consistent with the 1940 Act and related Securities and Exchange Commission (“SEC”) rules, the Fund will, under normal circumstances, invest at least 80% of its assets plus borrowing for investment purposes in the type of securities suggested by its name.  The term “assets,” for purposes of the 80% investment policy stated in the Prospectus, means net assets plus borrowing for investment purposes.

CASH MANAGEMENT.  The Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds.  Generally, these securities offer less potential for gains than other types of securities.

CONVERTIBLE SECURITIES.  The Fund may invest in convertible securities, which are typically fixed-income or preferred securities convertible into common stock.  Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

The Fund defines preferred stock as form of fixed income security because it has similar features to other forms of fixed income securities.  Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund’s adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

FOREIGN INVESTING.  The Fund may invest in foreign companies through depositary receipts or by purchasing securities traded on U.S. exchanges.  American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include, among others, foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing a Fund’s net investment income.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

The Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

ILLIQUID OR RESTRICTED SECURITIES.  The Fund may invest up to 15% of its net assets in illiquid securities.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of the Trust.  If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest, more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.  An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®.  The Fund expects to use EFT’s as part of its overall investment strategy and as part of its hedging strategy.  To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse EFTs are funds designed to rise in price when stock prices are falling.  Additionally, inverse EFT’s may employ leverage which magnifies the changes in the underlying stock index upon which they are based.  Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%).  ETFs generally have two markets.  The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated.  ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

The Fund could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

ETFs may also include high beta index funds (“HBIFs”), which track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.  On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis.  For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

LENDING FUND SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Fund may lend securities to brokers, dealers and other financial organizations.  The Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing the Fund’s loan of securities will be maintained at all times in a segregated account with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Fund’s custodian bank arranges for the Fund’s securities loans and manages collateral received in connection with these loans.

REPURCHASE AGREEMENTS.  The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of a Fund would be invested in such agreements or other securities which are not readily marketable.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Adviser, pursuant to guidelines or procedures approved by the Board of the Trust, and only when the economic benefit to a Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.  The Fund may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

TEMPORARILY DEFENSIVE POLICIES. The Fund reserves the right to invest without limitation in cash equivalents and short-term debt instruments for temporary, defensive purposes.

WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within one business day. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation.

INVESTMENT RESTRICTIONS

The investment strategies and risks set forth above, and the following policies and limitations supplement those set forth in the Prospectus. For purposes of all of the Fund’s investment policies: (i) all percentage limitations apply immediately after an initial or subsequent purchase; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Other than the fundamental investment restrictions set forth below, all investment policies are non-fundamental.  The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of one class of shares of a Fund will be voted separately on matters affecting only that class.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies may be changed by the Board of the Trust without shareholder approval:

1.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions, if any, involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.

Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions, if any, involving options, futures contracts, short sales and other permitted investment techniques.

4.

Illiquid Investments.  The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.

80% Investment Policy.  The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small capitalization companies, as defined in the then current prospectus.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The investment objective of the Fund is a non-fundamental policy and such policy may be changed by the Board of the Trust without shareholder approval.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund will disclose portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose their portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose portfolio holdings reports on Forms N-CSR and Form N-Q by two months after the end of each quarter/semi-annual period.

The Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end such period on its website at www.altriusfunds.com.  The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update.

The Fund may choose to make portfolio holdings information available to fund rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio Adviser in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Union Bank, National Association.  Union Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

BBD, LLP. BBD, LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons, other than those listed above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.  There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Fund’s Chief Compliance Officer will report periodically to the Board of the Trust with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives an $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $8,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2012.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement.

Name and Position	Aggregate Compensation From Trust ** *	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** * Paid to Directors
L. Merill Bryan *	$35,000	None	None	$40,000
Anthony J. Hertl	$90.000	None	None	$105,000
Gary Lanzen	$74,000	None	None	$85,000
Mark H. Taylor	$74,000	None	None	$85,000
John V. Palancia	$39,000	None	None	$45,000
Michael Miola* *	None	None	None	None

_______________

* Retired in December 2011.

* * This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

* **

There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

* ***

   The term “Fund Complex” includes the Northern Lights Fund Trust , Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2011 ..

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of October 12, 2012, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of October 12, 2012, there are no shareholders of record that owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Fund is located at 1323 Commerce Drive, New Bern, North Carolina 28562. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets, computed daily and payable monthly:

Fund	Management Fees
Altrius Small Cap Value Fund	0.95%

The fee is computed daily and payable monthly. The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until October 31, 2013 so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed the percentages in the table below.  Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Fund	Expense Limitation
Altrius Small Cap Value Fund – Class A shares	1.90%
Altrius Small Cap Value Fund – Class C shares	2.65%
Altrius Small Cap Value Fund – Class I shares	1.65%

During the fiscal period ended June 30, 2012, the Fund accrued $111,345 in advisory fees and the Adviser waived $91,392 of those fees. Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust the Code, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-855-684-3857 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“ FINRA ”) .. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended June 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Altrius Small Cap Value Fund	$0	$0	$0	*

The Distributor received $10,766 from the Adviser as compensation for its distribution services to the Fund.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Fund and assets under management in those accounts as of June 30, 2012:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
James M. Russo
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	710	$116,784,360	0	N/A
Nathan G. Byrd
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Conflicts of Interest

As indicated in the table above, the portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser have adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

The portfolio managers receive a percentage of the firm’s profits, if any.

Ownership

The following table shows the dollar range of equity securities beneficially owned by each of Portfolio Managers in the Fund as of June 30, 2012, unless otherwise noted:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James M. Russo	$10,001-$50,000
Nathan G. Byrd	$1-$10,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal period ended June 30, 2012, the Fund paid brokerage commissions of $6,092.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. For the fiscal period ended June 30, 2012, the Fund’s portfolio turnover was 106%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $36,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Fund paid $38,093 for administrative service fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund pays GFS a fee equal to a base annual fee of $27,000 plus or 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays the GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Fund paid $22,570 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS a transfer agency fee equal to a minimum fee of $16,200 or $16 per account. The Fund also pays for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Fund paid $33,731 for transfer agency fees

Custodian

Union Bank, National Association, (the “Custodian”), 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  For the fiscal period ended June 30, 2012, the Fund paid $13,462 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal , by class, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee:  The Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares before 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

• redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

• certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

• redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor or the Fund’s Adviser as part of a periodic rebalancing;

• redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

• involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

• other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.   Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 26th Flood, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended June 30, 2012.  You can obtain a copy of the Annual Report without charge by calling the Fund at 1-855-684-3857.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting

Generally, Altrius Capital does not vote proxies on behalf of clients. All proxy materials received on behalf of a client account are to be sent directly to our client or a designated representative of the client, who is responsible for voting the proxy. Altrius Capital personnel may answer client questions regarding proxy-voting matters in an effort to assist the client in determining how to vote the proxy. However, the final decision of how to vote the proxy rests with the client.

In limited circumstances, Altrius Capital may agree, in its sole discretion, to vote proxies upon request of the client. All such actions will be taken in accordance with Rule 206(4)-6 under the Advisers Act.  The CCO is responsible for ensuring adherence to the Company’s Proxy Voting Policy.

General Intent

The Company generally will monitor proposed corporate actions and proxy issues regarding Client Securities, and may take any of the following actions based on the best interests of our clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on our reasonable judgment of the vote most likely to produce favorable financial results for our clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management and maintain or increase the rights of shareholders.  Proxy votes generally will be cast against proposals having the opposite effect. However, the Company will consider both sides of each proxy issue.

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.  If the Compliance Officer determines that a material conflict of interest exists, the following procedures shall be followed:

•

The Company may disclose the existence and nature of the conflict to the client(s) owning the Client Securities, and seek directions on how to vote the proxies;

•

The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different Client Securities in a competitive merger situation); or

•

The Company may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of Altrius Capital’s Proxy Voting Policy will be included in the Company’s Form ADV

Part II. The full text of Altrius Capital’s Proxy Voting Policy will be provided to clients upon request.

Recordkeeping Requirements

The Company shall maintain the following records relating to this Policy:

•

A copy of the Policy as it may be amended from time to time.

•

A copy of each proxy statement received by the Company in respect of Client Securities.  This requirement may be satisfied by relying on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement (provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

•

A record of each vote cast by the Company on behalf of a client. This requirement may be satisfied by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast (if the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

•

A copy of any document created by the Company that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•

A copy of each written client request for information about how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any such (written or oral) client request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

PSI MARKET NEUTRAL FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

Each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2012

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the PSI Market Neutral Fund (the “Market Neutral Fund”), PSI Total Return Fund (the “Total Return Fund”), PSI Strategic Growth Fund (the “Strategic Growth Fund”) and the PSI Tactical Growth Fund (the Tactical Growth Fund”) (individually a “Fund,” collectively the “Funds”) dated October 29, 2012.  You can obtain copies of the Funds’ Prospectus, annual or semiannual report  without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling toll-free 1-888-928-9774.

THE FUNDS
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
APPENDIX –ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES

THE FUNDS

The Market Neutral Fund, Total Return Fund, Strategic Growth and the Tactical Growth Fund comprise four series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest.  All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Market Neutral Fund, Total Return Fund, Strategic Growth Fund and the Tactical Growth Fund are non-diversified series consisting of Class A, C and I Shares; however, Class C and I shares are not currently available for purchase.  Portfolio Strategies, Inc. (the “Advisor”) is the Funds’ investment advisor.  The Funds’ investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new investment company under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Fund Summary” in the Prospectus.  The Funds’ investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days notice of such a change.

The following information describes securities in which each Fund may invest and their related risks.

EQUITY SECURITIES

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Each Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

Each Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Income Trusts

Each Fund may invest in income trusts which are investment trusts that hold assets that are income producing.  The income is passed on to the "unitholders."  Each income trust has an operating risk based on its underlying business.  The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses.  Shares or "trust units" are traded on securities exchanges just like stocks.  Income is passed on to the investors, called unitholders, through monthly or quarterly distributions.  Historically, distributions have typically been higher than dividends on common stocks.  The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business.  This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets.  Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital.  If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value.  Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase.  Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it.  In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value.  Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued.  Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts.  Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Publicly Traded Partnerships

Each Fund may invest in publicly traded partnerships ("PTPs").  PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock.  PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Publicly traded partnerships are also called master limited partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in a PTP, he or she becomes a limited partner.  PTPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may "roll up" into a single PTP.  A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt.  A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, PTP's which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively.  PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

Each Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Funds, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which a Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Funds’ portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which each Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Each Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. Each Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Funds may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Funds determine that an investment in any such type of obligation is consistent with the Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Funds may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Each Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac.  Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Funds invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

Each Fund defines preferred stock as form of fixed income security because it has similar features to other forms of fixed income securities.  Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Funds’ Advisor may incorrectly analyze the security, resulting in a loss to the Funds.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Funds.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Funds may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

INVESTMENT COMPANIES

Each Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Funds have received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Advisor acting on behalf of the Funds) must comply with the following voting restrictions:  when the Funds exercise voting rights, by proxy or otherwise, with respect to investment companies owned by the Funds, the Funds will either seek instruction from the Funds’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Funds in the same proportion as the vote of all other holders of such security.

Further, the Funds may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

The Funds and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Funds only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Funds in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Funds may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Funds and its Advisor. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Funds may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. A Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.  An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®.  The Funds expect to use EFT’s as part of its overall investment strategy and as part of its hedging strategy.  To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse EFTs are funds designed to rise in price when stock prices are falling.  Additionally, inverse EFT’s may employ leverage which magnifies the changes in the underlying stock index upon which they are based.  Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%).  ETFs generally have two markets.  The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated.  ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Funds invest in a sector product, the Funds are subject to the risks associated with that sector.

The Funds could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Funds. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Funds’ direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Funds’ holdings at the most optimal time, adversely affecting the Funds’ performance.

ETFs may also include high beta index funds (“HBIFs”), which track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.  On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis.  For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

DERIVATIVES

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Funds’ open positions in futures contracts, the Funds would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations.  Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

Options On Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Funds’ ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Funds.  Inasmuch as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Funds’ securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Funds were unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds’ assets to cover or segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds write a dealer option, the Funds may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds’ limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Funds the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Funds does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements

The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

Whether the Funds’ use of swap agreements enhance the Funds’ total return will depend on the Advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds’ Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risks.

When the adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Funds may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Funds.  Derivatives are used to limit risk in the Funds or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Funds worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FOREIGN SECURITIES

The Funds may invest in securities of foreign issuers and exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Funds’ currency exchange transactions do not fully protect the Funds against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Funds will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Funds invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Funds may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts.  The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

ILLIQUID AND RESTRICTED SECURITIES

The Funds may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Advisor of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Funds Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

LENDING PORTFOLIO SECURITIES

For the purpose of achieving income, the Funds may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Funds may at any time call the loan and obtain the return of securities loaned, (3) the Funds will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Funds.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Funds’ Advisor to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

SHORT SALES

The Funds may sell securities short. A short sale is a transaction in which the Funds sell a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds is required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover its short position, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Funds’ net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Funds contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds.

1.  Borrowing Money.  Each Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made.

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Funds will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  Each Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Funds may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Funds will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Advisor.  Personnel of the Funds’ Advisor, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers and research providers.

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Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Union Bank, National Association is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Cohen Fund Audit Services, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (  2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives an $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $8,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2012.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan

Name and Position	Aggregate Compensation From Trust ** *	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** * Paid to Trustees
L. Merill Bryan *	$ 35 ,000	None	None	$40,000
Anthony J. Hertl	$90,000	None	None	$105,000
Gary Lanzen	$74,000	None	None	$85,000
Mark Taylor	$74,000	None	None	$85,000
John V. Palancia	$39,000	None	None	$45,000
Michael Miola* *	None	None	None	None

_______________

*Retired in December 2011

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund s’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

***The term “Fund Complex” includes the Northern Lights Fund Trust , Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2011 ..

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of December 31, 2011, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of October 2, 2012, the following shareholders of record owned 5% or more of the outstanding shares of the Fund.

Name & Address

 Shares

Percentage of Fund

PSI Total Return Fund

Nationwide Trust Company

626,440.1800

11.63%

C/O IPO Portfolio Accounting

PO Box 182029

Columbus, OH 43218-2029

Trust Company of America

1,053,674.7350

19.57%

PO Box 6503

Englewood, CO 80155-6503

NFS LLC FEBO

 360,975.0970

6.70%

PO Box 52129

Phoenix, AZ 85072

MG Trust Company Cust. FBO

874,605.3460

16.24%

GWN Group IRA

700 17th Street Suite 300

Denver CO 80202

MG Trust Company Cust. FBO

406,503.4760

7.55%

GWN

700 17th Street Suite 300

Denver CO 80202

PSI Tactical Growth Fund

Nationwide Trust Company

498,934.5430

22.89%

C/O IPO Portfolio Accounting

PO Box 182029

Columbus, OH 43218-2029

Trust Company of America

237,234.2270

10.89%

PO Box 6503

Englewood, CO 80155-6503

MG Trust Company Cust. FBO

213,229.0960

  9.78%

GWN

700 17th Street Suite 300

Denver CO 80202

NFS LLC FEBO

118,279.2560

   5.43%

FBO A4378

PO Box 52129

Phoenix, AZ 85072

NFS LLC FEBO

205,814.8310

    9.44%

PO Box 52129

Phoenix, AZ 85072

MG Trust Company Cust. FBO

559,930.1940

  25.69%

GWN Group IRA

700 17th Street Suite 300

Denver CO 80202

PSI Strategic Growth Fund

Nationwide Trust Company

711,556.3410

43.84%

C/O IPO Portfolio Accounting

PO Box 182029

Columbus, OH 43218-2029

Trust Company of America

305,678.3070

18.83%

PO Box 6503

Englewood, CO 80155-6503

MG Trust Company Cust. FBO

280,616.6060

17.29%

GWN

700 17th Street Suite 300

Denver CO 80202

MG Trust Company Cust. FBO

102,034.0830

6.29%

GWN

700 17 th Street Suite 300

Denver CO 80202

PSI Market Neutral Fund

Trust Company of America

787,230.8060

15.35%

PO Box 6503

Englewood, CO 80155-6503

MG Trust Company Cust. FBO

322,399.8850

  6.29%

GWN

700 17 th Street Suite 300

Denver CO 80202

NFS LLC FEBO

360,306.4030

   7.02%

PO Box 52129

Phoenix, AZ 85072

MG Trust Company Cust. FBO

602,633.7960

  11.75%

GWN Group IRA

700 17 th Street Suite 300

Denver CO 80202

INVESTMENT ADVISOR

Portfolio Strategies, Inc. (the "Advisor"), 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 serves as investment advisor to each Fund.  Subject to the supervision and direction of the Trustees, the Advisor manages each Fund’s securities and investments in accordance with each Funds’ stated investment objectives, policies and restrictions, makes investment decisions and places orders to purchase and sell securities on behalf of the Funds.  The Advisor was established in 1982 for the purpose of advising individuals and institutions.  The fee paid to the Adviser is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Funds and the Adviser.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor.  The Advisor shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 20, 2010 and renewed at a meeting held on March 28, 2012 ..

Pursuant to the Advisory Agreement, the Advisor receives a fee at the annual rate of 1.00% of PSI Market Neutral Fund’s, PSI Strategic Growth Fund’s and PSI Tactical Growth Fund's average daily net assets and 0.90% of the PSI Total Return Fund’s average daily net assets, computed daily and payable monthly.   During the fiscal year ended June 30, 2012, Market Neutral, Strategic Growth, Tactical Growth and Total Return incurred advisory fees of $476,899, $195,723, of which $43,475 was waived, $218,911, of which 27,232 was waived and $349,282, respectively.  The fees paid to the Market Neutral Fund and Total Return Fund include recapture of fee waivers from prior years.

The Advisor has entered into an expense limitation agreement with each Fund to reduce its fees and to reimburse expenses, at least until October 31, 201 3 , such that Total Annual Fund Operating Expenses Net of Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.90% of the average daily net assets attributable to PSI Market Neutral Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund and will not exceed 1.75% of the average daily net assets attributable to PSI Total Return Fund  for its Class A , C and I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing each Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of Trustees and officers of the Funds who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Advisor and the Distributor (as defined under the section entitled (“The Distributor”) have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Advisor and responsibility for voting proxies of securities held by the Fund to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  A copy of the Advisor's Proxy Voting Policies is attached hereto as an Appendix.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-888-928-9774; and (2) on the U.S. SEC ’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-928-9774 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, (the “Distributor”) located at 17605 Wright Street , Omaha, Nebraska 6813 0 serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended June 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Market Neutral	$33	$0	$0	*
Total Return	$220	$0	$0	*
Strategic Growth	$22	$0	$0	*
Tactical Growth	$0	$0	$0	*

* The Distributor received $ 37,890 from the Adviser as compensation for its distribution services to the Funds. The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.40% for Class A share and up to 0.75% for Class C shares of each Fund's average daily net assets attributable to the relevant class. As of the date of this SAI and until further notice, the Trustees have authorized only up to 0.25% per year of Class A shares’ average daily net assets for such distribution and shareholder services activities under the Plan.  Such fees are to be paid by the funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its shares. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended June 30, 2012, the Market Neutral Fund, the Strategic Growth Fund, the Tactical Growth Fund and the Total Return Fund paid $103,685, $48,931, $54,728 and $94,002, respectively, in distribution related fees pursuant to the Plan.   During the fiscal period ended June 30, 2011, the Market Neutral Fund, the Strategic Growth Fund, the Tactical Growth Fund and the Total Return Fund paid $49,283, $63,641, $42,982 and $74,551, respectively, in distribution related fees pursuant to the Plan.  For the fiscal period indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by PSI Funds During the Fiscal Year Ended June 30, 2012
	Market Neutral	Total Return	Strategic Growth	Total Return
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$97	$94	$44	$75
Payment to dealers	$103,587	$48,837	$54,684	$93,926
Compensation to sales personnel	None	None	None	None
Other	None	None	None	None
Total	$301,685	$48,931	$54,728	$94,002

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Fund and assets under management in those accounts as of June 30, 201 2:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
David Jajewski	0	N/A	0	N/A	1,695	$ 121 ,000,000
John Williamson	0	N/A	0	N/A	0	N/A

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Jajewski	0	N/A	0	N/A	0	N/A
John Williamson	0	N/A	0	N/A	0	N/A

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Advisor may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Advisor has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Advisor are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Advisor utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation.

Each portfolio manager receives a fixed salary from the Adviser based upon length of service and experience.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of June 30, 201 2 :

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
David Jajewski	$100,001 - $500,000
John Williamson	$10,001 - $50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers, who are employees of the Advisor.  The Advisor is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor for the Funds’ use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds.  In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds. For the fiscal period ended June 30, 2011, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid brokerage commissions of $40,022, $115,419, $21,176 and $696,865 respectively. For the fiscal year ended June 30, 2012, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid brokerage commissions of $94,324, $82,478, $180,341 and $935,565 respectively.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal period ended June 30, 2011, the portfolio turnover rate for Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund were 328%, 1,839%, 198% and 8,039% respectively. For the fiscal year ended June 30, 2012, the portfolio turnover rate for Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund were 1,277%, 1,634%, 1,446% and 7,681% respectively.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request. For the administrative services rendered to the Fund s , by GFS, the Fund pays GFS a fund administration fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses.  For the fiscal period ended June 30, 2011, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $36,113, $37,013, $36,325 and $36,022 for administrative fees, respectively. For the fiscal year ended June 30, 2012, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $45,033, $46,842, $47,485 and $46,624 for administrative services, respectively.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Fund s under the Agreement, the Fund s pays the Fund Accountant, an annual fee of $24,000 per fund portfolio, plus , $6,000 for each additional share class above one, plus, $6,000 for bond fund charges, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund s also pay GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2011, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $21,399, $20,503, $22,182 and $20,345 for fund accounting services , respectively. For the fiscal year ended June 30, 2012, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $24,123, $24,052, $26,561 and $27,336 for fund accounting services, respectively.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

      For such services rendered to the Fund s under the Agreement , the Funds pay GFS an annual fee equal to the greater of $15,000 per share class or $14.00 per account per share class. The Funds also pay the Transfer Agent for any out-of-pocket expenses. For the fiscal period ended June 30, 2011, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $15,942, $14,681, $14,892 and $15,081 for transfer agency fees, respectively. For the fiscal year ended June 30, 2012, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $16,942, $18,582, $19,076 and $18,920 in transfer agency fees, respectively.

Custodian

Union Bank, National Association, (the “Custodian”), 350 California Street, 6th Floor, San Francisco, California 94104 serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Funds pay a compliance service fee to NLCS. For the fiscal period ended June 30, 2011, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $13,391, $11,141, $15,142 and $11,692 for compliance service fees, respectively. For the fiscal year ended June 30, 2012, Strategic Growth, Tactical Growth, Total Return and Market Neutral Fund paid $759, $137, $4,186 and $4,327 in compliance service fees, respectively.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees.  The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Funds’ shares, by class, is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this proces and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President s’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares in the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Funds were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

The Funds have qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Funds’ assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98 ..2 % of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the  Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Funds will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 1350 Euclid Avenue, Suite 800 Cleveland, Ohio, 44115, serves as the Funds’   independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended June 30, 2012.  You can obtain a copy of the Annual Report without charge by calling the Fund at 1-888-928-9774.

Quantitative Managed Futures Strategy Fund

a Series of Northern Lights Fund Trust

Class	A	shares	QMFAX
Class	C	shares	QMFCX
Class	I	shares	QMFIX

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2012

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Quantitative Managed Futures Strategy Fund (the "Fund") dated October 29, 2012 ..  You can obtain copies of the Fund’s Prospectus, annual or semiannual reports without charge by contacting the Fund’s transfer agent, Gemini Fund Services, LLC, 17605 Wright Street , Suite 2, Omaha, Nebraska 68130 or by calling 1-855-QMF-FUND. You may also obtain a Prospectus by visiting the Fund’s website at www.qmfsfund.com.

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
CONSOLIDATED FINANCIAL STATEMENTS
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

THE FUND

The Quantitative Managed Futures Strategy Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).  The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers three classes of shares:  Class A shares, Class C shares and Class I shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus.  The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Absolute Private Wealth Management, L.L.C. (the "Adviser") may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.

The Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund’s investments in Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of the Fund's assets in any single such investment company, and 3) investing more than 10% of the Fund's assets in investment companies overall;  unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies.

The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses The Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, The Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds.

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs).  ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts.

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”) , and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator. However, the CFTC has recently adopted amendments that significantly affect the way in which registered investment companies that invest in commodities markets are regulated. These amendments become effective December 31, 2012 and may necessitate that the Fund comply with regulatory obligations and restrictions under the CEA. Such regulation could increase the Fund's expenses or affect its use of derivatives and commodities-related instruments.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under guidelines adopted by the Trust's Board, the Fund’s Adviser or Subadviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Subadviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Underlying Funds

The Fund invests a portion of its assets directly, or through the Subsidiary, in limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles ("Underlying Funds").  Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy.  The Underlying Funds use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example if the Underling Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $10,000,000.  The Underlying Fund can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements.  The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding.  The use of notional funding (i.e., leverage) will increase the volatility the Underlying Funds.  In addition, the leverage may make the Underlying Funds subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal.  As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund.  However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the Subsidiary or the Fund.  Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account.  For illustration purposes only, assume an Underlying Fund has assets of $50 million.  The Underlying Fund is notionally funded and uses a nominal trading level of $200 million.  The Underlying Fund pays its manager an annual management fee of 2% of the nominal account size, or $4,000,000.  While the management fee represents 2% of the nominal account size ($200 million), the management fee represents 8% of the cash deposited ($50 million) in the Underlying Fund's trading account.

The Underlying Funds are typically offered privately and no public market for such securities will exist.  However, shares of the Underlying Funds are redeemable at intervals of one week or less. See, "Illiquid and Restricted Securities."

Wholly-Owned Subsidiary

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest through Underlying Fund investments primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1. Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.  The Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser ..  Personnel of the Adviser , including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Union Bank, National Association.  Union Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen Fund Audit Services, Ltd. Cohen Fund Audit Services, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.   The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives an $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $8,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2012.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement.

Name and Position	Aggregate Compensation From Trust ** *	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex **** Paid to Directors
L. Merrill Bryan *	$35,000	None	None	$40,000
Anthony J. Hertl	$90.000	None	None	$105,000
Gary Lanzen	$74,000	None	None	$85,000
Mark H. Taylor	$74,000	None	None	$85,000
John V. Palancia	$39,000	None	None	$45,000
Michael Miola ***	None	None	None	None

_______________

* Retired in December 2011.

** This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

*** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

**** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of October 12, 2012, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of October 12, 2012 , the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address

Shares

Percentage of Fund

Class A Shares

Foliofn Investments

59,982

46.68%

8180 Greensboro Drive, 8th Floor

McLean, VA 22102

Trust Company of America

20,927

16.29%

PO Box 6503

Englewood, CO 80155

Charles Schwab & CO

16,553

12.88%

211 Main Street

San Francisco, CA 94105

Therese R Gross

            13,969

            10.87%

2301 Connecticut Ave NW

Washington, DC 20008

Class C Shares

NFS FBO Jennifer Rendek

4,663

52.14%

4202 Middleoak Grove Lane

Katy, TX 77494

NFS Carol Lindholm

3,036

33.95%

14007 Hughes Lane

Dallas, TX 75254

Class I Shares

Ameritrade Inc.

78,331

6.92%

PO Box 2226

Omaha, NE 68103

Charles Schwab

            64,758

            5.72%

211 Main Street

San Francisco, CA 94105

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Absolute Private Wealth Management, L.L.C. (the "Adviser"), located at 1001 West Loop South, Houston, TX, serves as investment adviser to the Fund.  The adviser was established in 2010 for the purpose of advising the Fund and has no other clients.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.  Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund.

The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.  In general, the Adviser's duties include setting the Fund's overall investment strategies and asset allocation;

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

Fund	Management Fees
Quantitative Managed Futures Strategy Fund	1.50%

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends or interest on securities sold short, acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until October 31, 2013 , such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Quantitative Managed Futures Strategy Fund	Expense Cap	Minimum Duration
Class A Class C Class I	1.99% 2.74% 1.74%	October 31, 2013 October 31, 2013 October 31, 2013

During the fiscal period ended June 30, 2012, the Fund incurred $47,626 in advisory fees and the Adviser waived all its advisory fees and reimbursed additional Fund expenses in a total amount of $211,570. Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

In addition, as described below under "Organization and Management of Wholly-Owned Subsidiary," the Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account.   A copy of the Adviser’s proxy voting policy is attached as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-QMF-FUND; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-QMF-FUND and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street , Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“ FINRA ”) .. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended June 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Quantitative Managed Futures Strategy Fund	$19	$0	$0	*

*The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares (the "Plan") pursuant to which the Fund pays fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of the Fund’s average net assets attributable to the relevant class as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

During the fiscal period ended June 30, 2012 Class A and C shares of the Fund paid $910 and $136, respectively in distribution related fees pursuant to the Plan.  For the fiscal period indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Period Ended June 30, 2012
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$43
Payment to dealers	$1,003
Compensation to sales personnel	None
Other	None
Total	$1,046

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Matt Lindholm and Clark Edlund are the portfolio managers of the Fund.  As of June 30, 2012 , they were responsible for the management of the following types of accounts in addition to the Fund:

Matt Lindholm/Clark Edlund Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Conflicts of Interest ..

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Absolute Private Wealth Management, L.L.C. ("Absolute PWM" or the “Adviser”) – Absolute PWM has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Absolute may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Absolute PWM and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Absolute PWM may recommend or cause a client to invest in a security in which another client of Absolute PWM has an ownership position.  Absolute PWM has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  To the extent that Absolute PWM seeks to purchase or sell the same security for multiple client accounts, Absolute PWM may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Compensation.

For his services as portfolio manager to the Fund, Matt Lindholm and, Clark Edlund each receive a fixed salary from the Adviser.  The portfolio manager is a principal and equity owner of its respective firm, and therefore also shares in the Adviser’s profits, (as applicable).

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by each of Portfolio Managers in the Fund as of June 30, 2012, unless otherwise noted:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Matt Lindholm	None
Clark Edlund	None

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary.  It is expected that the Subsidiary will invest through Underlying Fund investments primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of QMFS Fund Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

Interested Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Director Since 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC ( 2006 -2012 ), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1962	Director Since 2011

Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

The Subsidiary has entered into separate contracts with the Adviser for the management of the Subsidiary's portfolio.  The Subsidiary has also entered into arrangements with Union Bank, N.A. to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status – Wholly Owned Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the co-portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.  The mangers of underlying funds may select and affiliate of the adviser as their broker to execute futures trades.   For the fiscal period ended June 30, 2012, the Fund paid brokerage commissions of $0.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.   For the fiscal period ended June 30, 2012, the Fund’s portfolio turnover was 32%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $40,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays the GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Fund paid $37,693 for administrative service fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under a the Agreement, the Fund pay s GFS a fee equal to a base fee of $27,000 and $6,000 for each additional class above one, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Fund paid $22,738 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS a transfer agency fee equal to a minimum fee of $18,000 or $16 per account. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the Fund paid $37,454 for transfer agency fees.

Custodian

Union Bank National Association (“Union” or the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, CA 94104, serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund.  The Custodian's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The fiscal period ended June 30, 2012, the Fund paid $15,395 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes .. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund’s shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the New York Stock Exchange ("NYSE") will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees and Deferred Sales Charge

A deferred sales charge of up to 1% will be applied to shares redeemed within 18 months of purchase if the initial sales charge has been waived and the Fund's Distributor has paid authorized broker-dealers a commission for selling Fund shares.  The Deferred Sale Charge will equal the amount of the commissions paid on those shares redeemed.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

 redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

 certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

 redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

 redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

•

 involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.   Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98 ..2 % of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Cohen Fund Audit Services, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 , as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700 Columbus , Ohio 43215 serves as the Trust's legal counsel.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended June 30, 2012.  You can obtain a copy of the Annual Report without charge by calling the Fund at 1-855-QMF-FUND.

APPENDIX A

Proxy Voting Policies and Procedures

Proxy Voting

Policy

Adviser, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

The Adviser has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

• All employees will forward any proxy materials received on behalf of clients to the President;

• The President will determine which client accounts hold the security to which the proxy relates;

• Absent material conflicts, the President will determine how the Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

• The Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how the Adviser voted a client’s proxies, and that clients may request a copy of these policies and procedures.

• The Adviser will also send a copy of this summary to all existing clients who have previously received the Adviser’s Disclosure Document; or the Adviser may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the President.

• In response to any request the President will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the Adviser voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

• In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client. The Adviser's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on the Adviser's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

• The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

• The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

• In reviewing proposals, the Adviser will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

• The Adviser will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of the Adviser with the issuer of each security to determine if the Adviser or any of its employees has any financial, business or personal relationship with the issuer.

• If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

• The Adviser will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Adviser shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

• These policies and procedures and any amendments;

• Each proxy statement that the Adviser receives;

• A record of each vote that the Adviser casts;

• Any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the President or proxy committee, if applicable.

• A copy of each written request from a client for information on how the Adviser voted such client’s proxies, and a copy of any written response.

SCA Absolute Return Fund

SCA Directional Fund

each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2012

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined Prospectus of the SCA Absolute Return Fund and SCA Directional Fund (each a "Fund," collectively the "Funds") dated October 29, 2012.  The Funds' Prospectus is hereby incorporate by reference, which means it is legally part of this document.  You can obtain copies of the Funds' Prospectus, annual or semiannual reports without charge by contacting the Funds' transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-855-282-1100.  You may also obtain a Prospectus by visiting the website at www.sca-funds.com.

THE FUNDS
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER AND SUB-ADVISER
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

THE FUNDS

The SCA Absolute Return Fund and the SCA Directional Fund are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a non-diversified series of the Trust.  Each Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of each Fund, start other series and offer shares of a new fund under the Trust at any time.

The Funds offers two classes of shares:  Class A shares and Investor Class shares.  Class A Shares are not currently available for purchase. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and the descriptions of the Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus.  Each Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Funds may invest directly or through (i) open-end investment companies (mutual funds), (ii) closed-end funds, (iii) exchange-traded funds ("ETFs"), (iv) limited partnerships, (v) limited liability companies and (vi) other types of pooled investment vehicles (collectively, "Underlying Funds") and strategies Genesis Capital LLC (the "Adviser") may employ in pursuit of each Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time.  Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual.  However, most warrants have expiration dates after which they are worthless.  In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs"), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.  Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit.  Time deposits do not trade in the secondary market prior to maturity.  However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes.  The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer.  It permits daily changes in the amounts invested.  A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note.  The issuer may prepay at any time and without penalty any part of or the full amount of the note.  The note may or may not be backed by one or more bank letters of credit.  Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.  Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.  Variable rate notes are subject to the Funds' investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000.  The Funds may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC.  Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank per Fund; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

Investments in exchange-traded funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds.  Due to legal limitations, each Fund will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of the Fund's assets in any single such investment company, and 3) investing more than 10% of the Fund's assets in investment companies overall;  unless: (i) the underlying investment company and/or a Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and a Fund take appropriate steps to comply with any conditions in such order.  In the alternative, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds.  In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

Each Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price.  Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market.  A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market.  A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital.  The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares.  This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market.  A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies

Each Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, a Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days.  Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser.  Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund.  The result would be an indirect expense to a Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security.  They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends.  Additionally, some ETFs are unit investment trusts (UITs).  ETFs typically have two markets.  The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds.  Such securities are direct obligations of the United States government and differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-th r ough securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass- through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Options trading is a highly specialized activity that entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market value of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®.  Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument.  The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction.  There is no assurance that a liquid secondary market will exist for any particular option.  An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.  It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount.  Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest.  Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options.  Certain additional risks are specific to dealer options.  While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities.  If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers.  These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark.  The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements.  In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the "underlying security") from a securities dealer or bank.  Any such dealer or bank must be deemed creditworthy by the Adviser.  At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities.  Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made.  Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.  Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin."  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date.  If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying instrument or index.  If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.  In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment.  In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment.  It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because the Funds will segregate liquid assets to satisfy purchase commitments in the manner described, a Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day a Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund's net assets.  This percentage may be varied by action of the Board of Trustees.  A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

 INVESTMENTS RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  Each Fund may not:

1. Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  Each Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity.  However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund's portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Advisers .  Personnel of the Adviser and Sub-Advisers , including personnel responsible for managing each Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and Sub-Advisers to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Advisers personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Union Bank, National Association.  Union Bank, National Association is custodian for each Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

BBD, LLP.  BBD, LLP is the Funds' independent registered public accounting firm; therefore, its personnel have access to each Fund's portfolio holdings in connection with auditing of each Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to each Fund's portfolio holdings in connection with review of each Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds' Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Funds' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds' portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect each Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five (5) individuals, four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives an $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $8,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2012.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement.

Name and Position	Aggregate Compensation From Trust ** *	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** * Paid to Trustees
L. Merill Bryan *	$35,000	None	None	$40,000
Anthony J. Hertl	$90.000	None	None	$105,000
Gary Lanzen	$74,000	None	None	$85,000
Mark Taylor	$74,000	None	None	$85,000
John V. Palancia	$39,000	None	None	$45,000
Michael Miola* *	None	None	None	None

*Retired in December 2011.

* *This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund s ’ Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

* **There are currently multiple series comprising the Trust.  Trustees' fees will be allocated equally to each Fund in the Trust.

* ***The term "Fund Complex" includes the Northern Lights Fund Trust , Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

Management Ownership

As of October 12, 2012, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of October 12, 2012, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Name & Address

Shares

Percentage of Fund

SCA Absolute Return Fund

Investor Class

TD Ameritrade

3,388,668

67.63%

PO Box 2226

Omaha, NE 68103

Foliofn Investments Inc.

905,375

18.07%

8180 Greensboro Drive 8th Floor

McLean, VA 22102

National Financial Services

599,223

11.96%

200 Liberty Street

New York, NY 10281

SCA Directional Fund

Investor Class

TD Ameritrade

2,708,610

64.08%

PO Box 2226

Omaha, NE 68103

National Financial Services

724,844

17.15%

200 Liberty Street

New York, NY 10281

Foliofn Investments Inc.

710,344

16.81%

8180 Greensboro Drive 8th Floor

McLean, VA 22102

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Genesis Capital LLC, located at 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335, serves as each Fund's investment adviser.  The adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The adviser is a Washington limited liability company formed in 2001.  Its clients are pooled investment vehicles and the Funds.  As of September 30, 2012 it had $ 119 million in asset under management.  Mr. Gary Price and Mr. Ronald Robertson, who each serve as portfolio managers to the Funds, control the Adviser because each owns more than 25% of the membership interests in the Adviser.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds' investment-related business affairs.  Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Funds, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Funds, manages the portfolio investment operations of each Fund.  The Adviser has overall supervisory responsibilities for the general management and investment of each Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.  In general, the Adviser's duties include setting the Fund's overall investment strategies and asset allocation.

Under the Advisory Agreement, the Adviser (directly or through a sub-adviser), under the supervision of the Board of Trustees, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Funds and, as such shall, (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing each Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, (directly or through a sub-adviser) subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Funds.  These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Funds' records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of each Fund's average daily net assets:

Fund	Management Fees
SCA Absolute Return Fund	1.95%
SCA Directional Fund	1.95%

The Advisor is contractually limiting total annual operating expenses of the Fund through October 31, 2013 (including the Advisory fee, exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) to 2.95% for Class A Shares and 2.95% for Investor Class Shares of the Fund’s average daily net assets.

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended June 30, 2012:

FUND	Advisory Fees Paid	Advisory Fees Waived
SCA Absolute Return Fund	$705,745	$120,602
SCA Directional Fund	$550,084	$92,310

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of a Fund's outstanding shares (with respect to that Fund).  The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Battenkill Capital Management, Inc., Coe Capital Management, LLC, Inflection Partners, Inc., Phineus Partners, L.P., SeaBridge Investment Advisors, LLC and Tiburon Capital Management, LLC to serve as Sub-Advisers to the Funds. The Sub-Advisers are responsible for selecting investments and assuring that investments are made according to each Fund’s investment objective, policies and restrictions.

Battenkill Capital Management, Inc., 34 S. Main Street, Allentown, NJ 08501, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's equity market neutral investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the equity market neutral portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Coe Capital Management, LLC, 9 Parkway North, Suite 325, Deerfield, IL 60015, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Inflection Partners, Inc. 388 Market Street, Suite 1300, San Francisco, CA 94111, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the sub-adviser is responsible for management of a portion of each Fund's equity market neutral investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the equity market neutral portion of each Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser not the Funds.

Phineus Partners, L.P., 251 Post Street, Suite 500, San Francisco, CA 94108, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's long/short equity investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the long/short equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

SeaBridge Investment Advisors, LLC, 450 Springfield Ave, Suite 301, Summit, NJ 07901, serves as sub-adviser to the Funds. Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's long equity investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the long equity portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

Tiburon Capital Management, LLC, 527 Madison Avenue, 6th Floor, New York, NY 10022, serves as sub-adviser to the Funds. Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of a portion of the Fund's event driven investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on the event driven portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the adviser not the Fund.

The Sub-Advisory Agreements provides that the Sub-Advisers will formulate and implement a continuous investment program for the Funds, in accordance with the Funds objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Advisers will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Funds, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisers are required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements. Pursuant to a Sub-Advisory Agreements between the Adviser and Sub-Advisers, the Sub-Advisers are entitled to receive certain sub-advisery fees from the adviser.

The Sub-Advisory Agreements continues in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated without penalty at any time by the Adviser or the Sub-Advisers on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of each Fund and shareholders.  The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's (or Sub-Adviser's, if any) interests and the Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account.  A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information.  Information regarding how each Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-282-1100; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-282-1100 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement").  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“ FINRA ”) ..  The offering of each Fund's shares is continuous.  The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of each Fund's shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to a Fund.  The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended June 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
SCA Absolute Return Fund	$0	$0	$0	*
SCA Directional Fund	$0	$0	$0	*

*The Distributor received $10,162 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class A shares and Investor Class shares (the "Plan") pursuant to which each Fund pays fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, each class of shares of a Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% for each class of shares of the respective Fund's average net assets attributable to the relevant class as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by a Fund monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily.  The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor.  The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to a Fund's shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of a Fund's shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request.  The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.  The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan.  The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the respective Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act).  All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan.  During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The following table displays the allocated distribution related fees pursuant to the Investor Class 12b-1 Plan the Funds paid during the fiscal year ended June 30, 2012:

	SCA Absolute Return Fund	SCA Directional Fund
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$5,911	$4,584
Payment to dealers	$84,205	$65,562
Compensation to sales personnel	None	None
Other	$363	$378
Total	$90,480	$70,524

PORTFOLIO MANAGERS

Gary Price, Ronald Robertson, Michael Dubinsky and Mark Myers serve as the co-portfolio managers of each Fund. The Sub-Adviser portfolio managers are Rick Franzen, Mark D. Coe, Michael Grant, John C. Conti, Peter Lupoff, Dave Sherry and Jack Andrews. The portfolio managers were responsible for the portfolio management of the following types of accounts in addition to the funds:

As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Gary Price
Registered Investment Companies	2	$92	0	N/A
Other Pooled Investment Vehicles	3	$27	0	N/A
Other Accounts	4,134	$740	0	N/A

As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ronald Robertson
Registered Investment Companies	2	$92	0	N/A
Other Pooled Investment Vehicles	3	$27	0	N/A
Other Accounts	4,134	$740	0	N/A

As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael Dubinsky
Registered Investment Companies	2	$92	0	N/A
Other Pooled Investment Vehicles	3	$27	0	N/A
Other Accounts	0	N/A	0	N/A

As of October 1, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mark Myers
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Battenkill

Rick Franzen As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$51	2	$10
Other Pooled Investment Vehicles	1	$2	1	$2
Other Accounts	0	0	0	0

Coe

Mark D. Coe As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$68	0	0
Other Pooled Investment Vehicles	5	$207	5	$207
Other Accounts	218	$100	0	0

Inflection

Dave Sherry As of October 1, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$33	0	N/A
Other Pooled Investment Vehicles	1	$6	1	$6
Other Accounts	0	N/A	0	N/A

Jack Andrews As of October 1, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Phineus

Michael Grant As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$46.2	0	0
Other Pooled Investment Vehicles	4	$129.2	4	$129.2
Other Accounts	0	0	0	0

SeaBridge

John C. Conti As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	$450	0	0
Other Accounts	110	$188	0	0

Tiburon

Peter Lupoff As of June 30, 2012 Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$42	0	0
Other Pooled Investment Vehicles	2	$10	2	$10
Other Accounts	0	0	0	0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute each Fund's portfolio trades and/or specific uses of commissions from a Fund's portfolio trades (for example, research, or "soft dollars", if any).  The Adviser and each sub-adviser have adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation

SCA

The Adviser’s portfolio managers are paid a fixed base salary and a bonus.  The bonus is based upon the quality of investment analysis and the management of the funds for which they serve as portfolio manager.  Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest.  At times, the Adviser and affiliates manage accounts with incentive fees.

Battenkill

Mr. Franzen receives salary and bonus from Battenkill Capital Management Inc. as an owner.

Coe

Coe’s portfolio manager is responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund.  The portfolio manager is responsible for managing the portion of the assets of the Fund may also manage other registered investment companies, in a sub-advisory capacity or for Coe, unregistered funds and/or other pooled investment vehicles, separate accounts, and model portfolios.

The portfolio manager is compensated through management fees of the model portfolios and the hedge funds as well as a performance allocation based on the returns of the hedge funds. Total compensation is generally not fixed, but rather is based on the AUM and performance of the accounts. As the portfolio manager is the managing member of Coe, his take-home pay is the net results of the revenues and expenses of the firm.

Inflection

Inflection’s portfolio managers are paid a fixed base salary and a bonus.  The bonus is based upon the quality of investment analysis and the management of the funds for which they serve as portfolio manager.  Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest.

Phineus

For services as co-portfolio manager to the Fund, Phineus Partners’ portfolio manager receives a base salary and discretionary bonus from the Sub-Adviser.

SeaBridge

For services as co-portfolio manager to the Fund, Mr. Conti receives a base salary and discretionary bonus from SeaBridge Investment Advisors LLC.  He may receive additional distributions as a member of the LLC.

Tiburon

For services as co-portfolio manager to the Fund, Mr. Lupoff receives a salary and discretionary bonus from the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of June 30, 2012 ..

Name of Portfolio Manager	Dollar Range of Equity Securities in the SCA Absolute Return Fund
Gary Price	$100,001-$500,000
Ronald Robertson	None
Michael Dubinsky	None
Mark Myers	None
Rick Franzen	None
Mark Coe	None
Michael Grant	None
John C. Conti	None
Peter Lupoff	None
Dave Sherry	None
Jack Andrews	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the SCA Directional Fund
Gary Price	$100,001-$500,000
Ronald Robertson	None
Michael Dubinsky	None
Mark Myers	None
Rick Franzen	None
Mark Coe	None
Michael Grant	None
John C. Conti	None
Peter Lupoff	None
Dave Sherry	None
Jack Andrews	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the co-portfolio managers who are employees of the Adviser.  The Adviser (and Sub-Adviser, if any) are authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to each Fund or the Adviser or Sub-Adviser for a Fund's use.  Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser (or Sub-Adviser, if any) determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to a Fund.  In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than a Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit a Fund.

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended June 30, 2012:

FUND	Brokerage Commissions
SCA Absolute Return Fund	$42,688
SCA Directional Fund	$36,139

PORTFOLIO TURNOVER

Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund.  A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.  Each Fund anticipates a turnover rate of less than approximately 100%.

The following table displays the portfolio turnover rates paid by the Funds for the fiscal year ended June 30, 2012:

FUND	Portfolio Turnover Rates
SCA Absolute Return Fund	58%
SCA Directional Fund	52%

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, each Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $40,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million.  The Funds also pay GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the SCA Absolute Return Fund paid $55,793 and the SCA Directional Fund paid $49,683 for administrative service fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to a Fund under the Agreement, the Fund pays GFS a fee equal to a base fee of $27,000 and $6,000 for each additional class above one, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.  Each Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the SCA Absolute Return Fund paid $25,999 and the SCA Directional Fund paid $24,000 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to a Fund under the Agreement, each Fund pays GFS a transfer agency fee equal to a minimum fee of $18,000 or $16 per account.  Each Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended June 30, 2012, the SCA Absolute Return Fund paid $13,499 and the SCA Directional Fund paid $12,499 for transfer agency fees.

Custodian

Union Bank, National Association, (the "Custodian"), 350 California Street 6th Floor, San Francisco, California 94104 serves as the custodian of each Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Funds.  The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.  Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser (or Sub-Adviser, if any).  The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC ("NLCS"), located at 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal period ended June 30, 2012, the SCA Absolute Return Fund paid $20,410 and the SCA Directional Fund paid $15,910 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes.  Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, per-class, dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Fund.  All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of each Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding (on a per-class basis) of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value.  Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP").  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices.  Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of each Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund's shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open.  For purposes of calculating the NAV, the Funds normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.  Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.  Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the New York Stock Exchange ("NYSE") will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share on a per-class basis (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus.  Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Waivers of Redemption Fees:

Each Fund has elected not to impose the redemption fee for:

•

 redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

 certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

 redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

 redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

•

 involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

 other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.  Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses.  Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be able to pay a tax penalty on the portion of income that caused to inadvertently violate Subchapter M or it will be treated as a corporation for federal income tax purposes.  If treated as a corporation, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

A redemption of a Fund's shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares.  Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.  However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period.  All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return.  Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year.  Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.  Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, each Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

Each Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund.  If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.  In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund.  With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund.  The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year.  In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount.  Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.  Market discount generally accrues in equal daily installments.  A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.  Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution.  In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street , Suite 1700, Columbus Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended June 30, 2012.  You can obtain a copy of the Annual Report without charge by calling the Funds at 1-855-282-1100.

Adviser Proxy Voting Policies and Procedures

GENESIS CAPITAL, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted August 11, 2010)

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Genesis Capital, LLC (hereinafter, "Genesis", "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Genesis recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Genesis would be in a position to cast a vote or called upon to vote a proxy.

In the event that Genesis does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Genesis will process and vote all shareholder proxies and other actions in a timely manner insofar as Genesis can determine based on the facts available to Genesis at the time of its action, in the best interests of the affected Genesis advisory client(s). Although Genesis expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Genesis, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Genesis may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Genesis' best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Genesis may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services ("ISS") or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Genesis.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

BATTENKILL CAPITAL MANAGEMENT, LLC

Proxy Voting Policy

Battenkill generally is responsible for voting proxies with respect to securities held in client accounts. Our authority to vote proxies is established by the Fund’s Private Placement Memorandum (“PPM”), our advisory contracts or other comparable documents. Battenkill’s policies and procedures have been developed in accordance with these contractual obligations. In certain circumstances, Battenkill may delegate this responsibility to a Managed Account client. This document sets forth our procedures with respect to proxy voting as well as the steps we have taken to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Specifically, Rule 206(4)-6 requires that Battenkill:

 Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients; Describe our proxy voting policies and procedures to clients and furnish them with a copy on request;  Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and  Retain certain records.

When given responsibility for voting proxies, Battenkill takes reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients. This generally means voting proxies with a view toward enhancing the economic value of stock held in clients’ accounts.

All proxies received by Battenkill from issuers of securities held in Battenkill’s client accounts are initially referred to the Portfolio Manager. Battenkill will vote all proxies based upon its policies or instructions. The general guidelines adopted by Battenkill for voting proxies are summarized below. In keeping with its fiduciary obligations to its clients, Battenkill reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Battenkill may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Battenkill anticipate all future situations. Corporate governance issues are diverse and continually evolving and Battenkill devotes significant time and resources to monitor these changes. The following guidelines reflect what Battenkill believes to be good corporate governance and behavior:

1) Board of Directors – Battenkill supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.

2) Auditors – Battenkill will review the role and performance of auditors. Battenkill will generally vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3) Compensation – A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Battenkill believes that executive compensation should be directly linked to the performance of the company. In addition, Battenkill generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Battenkill usually supports “fair price” provisions and confidential voting.

4) Corporate Structure – Battenkill generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Battenkill conducts an independent review of each anti-takeover proposal.

5) Capital Structure – Battenkill realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Battenkill will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Battenkill will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Battenkill will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Battenkill will review proposals seeking preemptive rights on a case-by-case basis.

In regards to social and corporate policy issues, or global corporate governance issues, Battenkill will take a holistic approach considering both the long-term and the short-term impact a social and/or corporate issue can have on the company and its value. Battenkill will generally give management discretion with regard to social, environmental and ethical issues although Battenkill may vote in favor of those issues that are believed to have significant economic benefits or implications.

These guidelines are described generally in our Form ADV, Part II and are made available to clients on request.

Role of CCO and Portfolio Manager in Proxy Voting Process

The CCO and Portfolio Manager will be responsible for evaluating and resolving conflicts of interest relating to Battenkill’s proxy voting process.

The CCO is responsible for administering and overseeing the proxy voting process. The CCO makes decisions on proxy policy, establishes formal Proxy Voting Policies and updates the policy as necessary, but no less frequently than annually. In addition, the CCO may delegate certain functions and/or engage third-party vendors to assist in the proxy voting process. The CCO must notify the Portfolio Manager of all changes to the policies and procedures.

Accounts for Which Battenkill Has Proxy Voting Responsibility

Battenkill generally is responsible for voting proxies with respect to accounts over which we exercise discretion. The offering documents for pooled investment vehicles and the investment advisory agreements for clients provide that we are responsible for proxy voting unless the client has directed us to the contrary in writing.

Non-Voting of Proxies

Battenkill will make every attempt to vote proxies in accounts over which we exercise proxy voting discretion, but there may be instances when we are unable or unwilling to do so because of legal or operational difficulties or because we believe the administrative burden and/or associated cost exceeds the expected benefit to a client. Such instances may include, but are not limited to, the voting of:

 Securities out on loan pursuant to a securities lending arrangement that the client has entered into with their custodian;

 Securities of foreign issuers;

 Securities held on record date but sold prior to the company’s meeting date;

 Legacy securities that we intend to sell in order to reposition an account at the inception of a new investment advisory relationship; or

 Proxies’ solicitations that occur during transitions in investment advisers or changes in custodians.

It is not Battenkill’s practice to invest assets in advised accounts into mutual funds or other pooled investment vehicles affiliated with Battenkill ( e.g. , for which Battenkill serves as investment adviser) (“Affiliated Funds”). However, if we do invest client assets in Affiliated Funds, we may be required to refrain from voting proxies solicited by such Affiliated Funds. Alternatively, we may (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law) vote shares for each proxy proposal in proportion to the respective client’s interest in the Affiliated Fund.

Client Elections

If a Battenkill client who has authorized Battenkill to vote proxies on its behalf nevertheless instructs us to vote its proxy in a fashion different from the Portfolio Manager’s recommendation with respect to such vote, Battenkill will vote the proxy in accordance with the client’s written instructions.

Shareholder Activism

Battenkill generally does not actively engage in soliciting proxies or supporting or opposing matters before shareholders. However, Battenkill may engage in a dialogue with management or take other actions with regard to a particular proxy proposal if Battenkill believes the benefit to shareholders exceeds the cost of such activity.

Disclosures of Proxy Voting Intentions

From time-to-time Battenkill may be contacted by proxy solicitors, security issuers, or clients regarding a particular proxy proposal. While we do not intend to restrict communications in the ordinary course of business with clients for whom we vote proxies, it is generally Battenkill’s position not to discuss the specifics of particular proxy proposals or how we intend to vote proposals with any third parties. However there may be occasions when it is advantageous for members of our research or portfolio management team to review a proposal with an issuer to ensure we have a valid understanding of the proposal’s economic impact.

Conflicts

Any circumstance or relationship which would compromise the Portfolio Manager’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the CCO. Putative conflicts of interest deemed by the CCO to be immaterial to a shareholder vote will not hinder the Portfolio Manager from voting proxies. In addition, the existence of an issue with respect to which Battenkill is determined to have a conflict of interest will not prevent the Portfolio Manager from voting on other issues on the same proxy with respect to which Battenkill does not have a conflict of interest. If the CCO determines that a material conflict does exist, and the Portfolio Manager intends to vote contrary to its general voting principles outlined above, then the Portfolio Manager will not vote the proxy until the material conflict has been disclosed to the client and the client consents to the voting.

The CCO will presume the existence of a material conflict of interest for proxy-voting purposes whenever:  a current Battenkill client is affiliated with a company soliciting proxies or has communicated its view to Battenkill on an impending proxy vote; or  the Portfolio Manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or  a third-party with an interest in the outcome of a shareholder vote has attempted to influence either Battenkill or the Portfolio Manager responsible for voting a proxy, excluding routine communication concerning the proposals economic impact.

Reports

A copy of Battenkill’s Proxy Voting Policy, as updated from time-to-time, as well as information regarding the voting of securities for each client account is available on request from the CCO. If requested, Battenkill will provide clients or investors in commingled vehicles with periodic reports on proxy voting decisions for securities in their accounts, in such forms or intervals as reasonably requested.

Disclosures

A copy of Battenkill’s Proxy Voting Procedures, as updated from time-to-time, as well as information regarding the voting of securities in which clients or investors have a beneficial interest is available on request. Please send such requests to the CCO.

Recordkeeping

Battenkill will maintain records in accordance with the requirements of Rule 204-2 of the Advisers Act. The records maintained include (1) proxy voting policies and procedures; (2) proxy statement received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the adviser to either a written or oral request; and (5) any document prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Additionally, the CCO is responsible for maintaining the reviews conducted and final decisions made by the Proxy Committee under the Conflicts section of this policy.

COE CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures

CCM’s policy is to not vote proxies on behalf of clients, with the exception of some of the registered mutual funds sub-advised by CCM and clients who have delegated such authority to us in writing. CCM makes the appropriate disclosures regarding proxy voting in its ADV Part 2 ( brochure ) under item 17.

As CCM understands that proxy voting is an important right of clients, in the event a client notifies CCM in writing that they want CCM to vote proxies, and if CCM agrees, then CCM will seek to vote proxies with the best economic interests of its client(s) in mind and in accordance with its written policies and procedures.. Additionally CCM will address any potential conflicts that might arise in voting proxies and will maintain all required and appropriate records regarding proxy voting policies and voting records for client portfolios.

Voting Responsibility and Guidelines

CCM has contracted with Institutional Shareholder Services (“ISS”), an unaffiliated third party proxy vendor to monitor and vote CCM client proxies for clients that have delegated responsibility to CCM. ISS maintains written guidelines to reflect its current vote recommendations. CCM has reviewed these guidelines and worked with ISS to establish instructions on when ISS should vote proxies according to its written guidelines and when ISS must contact CCM for a vote decision. The fundamental guideline in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of CCM to have ISS vote proxies in accordance with their written guidelines (“Proxy Voting Guidelines”).

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, CCM may instruct ISS to vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

CCM will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of CCM’s required books and records.

Conflicts of Interest

If at anytime, CCM and/or ISS become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. Conflicts of interest will be handled in various ways depending on the type and materiality.  This includes:

1.

Where the Proxy Voting Guidelines outline the voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the Proxy Voting Guidelines.

2.

Where the Proxy Voting Guidelines outline the voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the proxy may be voted pursuant to client direction.

The CCO or designee will periodically perform a due diligence review of ISS to help ensure that any and all conflicts have been disclosed and that ISS has policies, procedures and internal controls in place regarding identifying and handling conflicts of interest.

ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with CCM, the Firm’s policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Special Situations

CCM may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed CCM that it wishes to retain the right to vote the proxy, CCM will instruct the custodian to send the proxy material directly to the client, 2) where CCM deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with CCM, 4) where a proxy is received for a security CCM no longer manages (i.e. CCM had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, certain CCM mutual fund clients may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, CCM generally will not be able to vote any security that is out on loan to a borrower on a proxy record date. However, CCM reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Mirror Voting Policy

In some instances CCM may serve as an investment advisor to certain investment companies (under a separate sub-advisory agreement). These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is CCM’s policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are filed and maintained for future reference.

Recordkeeping Requirements

CCM will maintain the following records under these policies and procedures:

1. A copy of all proxy voting policies and procedures.

2. A record of client’s written delegation of proxy voting authority.

3. A copy of each proxy statement received regarding client’s securities.

4. A record of each vote cast on behalf of a client.

5. A copy of any document created by CCM that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

6. A copy of each written client request for information on how proxies were voted on behalf of the requesting client, and a copy of any written response by CCM to any (written or oral) client request for information on how proxies were voted on behalf of the requesting client.

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.

It is generally the Adviser’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

INFLECTION PARTNERS, INC.

PROXY VOTING

Discretionary Accounts ..

The Firm instructs each custodian for a Discretionary Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Discretionary Account.  The Firm reviews the securities held in its Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities.  The Firm marks each proxy solicitation with the date it is received by the Firm.

For certain Discretionary Accounts, the Firm decides whether to vote a proxy on behalf of its Discretionary Accounts after considering whether the proposal will have a material effect on the Firm’s investment strategy for Discretionary Accounts.  This analysis typically leads the Firm to determine not to vote proxies. For other Discretionary Accounts where there is an affirmative duty to vote, the Firm will vote and follow the Proxy Voting Policies.

The Compliance Officer may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.  The Compliance Officer has designated David L. Sherry, Jr. to be responsible for insuring all proxy statements are received and that the Firm responds to them in a timely manner.

Company Information ..  If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Discretionary Account.  The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

Proxy Voting Policies ..

The Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

If adopted, the proposal would have a positive economic effect on shareholder value;

If adopted, the proposal would pose no threat to existing rights of shareholders;

The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

If adopted, the proposal would have an adverse economic effect on shareholder value;

If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

If adopted, the proposal would limit or impair accountability of management or the board of directors to shareholders; or

The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

The Firm abstains from voting proxies when it believes that it is appropriate.  Usually, this occurs when the Firm believes that a proposal will not have a material effect on the Firm’s investment strategy for Discretionary Accounts.

Conflicts of Interest ..  Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting.  The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company.  If a material conflict of interest arises, the Firm will vote all proxies in accordance with Part VI.A.2.  The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

If the Firm determines that the proxy voting policies in Part VI.A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in Part VI.A.2(b)), and request that the Client Account consent to the Firm’s intended response.  If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice.  If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

Shareholder Proposals by the Firm ..  The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund's governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund.  The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account or with that Discretionary Account’s prior written consent.  The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with Part VI.A.2, unless otherwise directed by the Discretionary Account.

Disclosures to Clients ..  The Firm includes in Part II of its Form ADV (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client.  At the request of a Client Account, the Firm provides that Client Account with a copy of this Part VI and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

Non-Discretionary Accounts ..   The Firm promptly forwards any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client Account.  The Firm votes any such proxy as directed by that Client Account.  At a Client Account’s request, the Firm may, but is not obligated to, advise that Client Account with respect to voting any proxy.  The Firm does not provide advice concerning the voting of any proxy to any Client Account unless such advice is first approved by the Compliance Officer.

Records ..  See Part VII.B regarding records that the Firm must maintain relating to these proxy voting policies and procedures.

PHINEUS PARTNERS, LP

PROXY VOTING

Most clients of the firm have expressly retained proxy voting authority in their Investment Management Agreement.  If an Investment Management Agreement does not expressly provide for proxy voting authority, the client, not the firm, has proxy voting authority.  As a result, the firm typically does not vote any proxies, and each client should instruct its account custodian to deliver all proxy solicitation materials to the client, not the firm.

If, from time to time, the firm has proxy voting authority over an account, the firm will vote all proxies based on its determination of the best interests of that account.  In determining whether a proposal serves the best interests of an account, the firm will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. The firm will actively abstain from voting for or against proposed matters when the firm believes that it is appropriate.

If a material conflict of interest over proxy voting arises between the firm and a client, the firm will vote all proxies in accordance with the policy described above.   If the firm determines that this policy does not adequately address the conflict of interest, the firm will notify the client of the conflict and request that the client consent to the firm’s intended response to the proxy solicitation.  If the client consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the firm will vote the proxy as described in the notice.  If the client objects to the firm’s intended response, the firm will vote the proxy as directed by the client.

A client can obtain a copy of the firm’s proxy voting policy and a record of votes cast by the firm on behalf of that client by contacting the firm.

It is a fraudulent, deceptive, or manipulative act, practice or course of business to exercise voting authority with respect to client securities, unless the firm:

1.   Adopts and implements written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of the client. These procedures must include how material conflicts that may arise between firm interests and client interests are addressed;

2.   Describes to clients the firm’s proxy voting policies and procedures and, upon request,

3.   Furnishes a copy of the policies and procedures to the requesting client.

If the firm exercises voting authority with respect to client securities it shall, with respect to those clients, make and retain the following:

1.   A copy of each proxy statement that the firm receives regarding client securities. The firm may satisfy this requirement by relying on a third party to make and retain, on the firm’s behalf, a copy of a proxy statement (provided that the firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system

2.   A record of each vote cast by the firm on behalf of a client. The firm may satisfy this requirement by relying on a third party to make and retain, on the firm's behalf, a record of the vote cast (provided that the firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request),

3.   A copy of each written client request for information on how the firm voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

Proxy Voting
Responsibility	• Chief Compliance Officer
Resources	• Proxy statements
Frequency	• Ad hoc, as needed

SEABRIDGE INVESTMENT ADVISORS, LLC

Proxy Voting

Voting

Once proxy ballots are received in the mail, information including company name, date of record, and meeting date is recorded on a spreadsheet.  SBIA records are checked to ensure that ballots were received for the correct number of shares for all accounts that were eligible to vote.  These accounts are recorded on the spreadsheet.  If a ballot for an account is missing, the custodian is contacted and either a new ballot is received or the proxy is voted by phone or electronic mail.  The proxy material is reviewed by a designee of the investment committee who determines how to vote on each issue.  The proxies are then voted.

Recordkeeping

A summary of voting (on routine and non-routine categories) is recorded on the spreadsheet.  A copy of the proxy booklet, the sample ballot and the summary spreadsheet are maintained in a file.

A copy of written client requests for information on how the adviser voted on proxies and a copy of any written response by SBIA to any written or oral client request for information on how the proxies were voted on behalf of the requesting client will be retained by SBIA.

TIBURON CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures

General Policy

Tiburon Capital Management, LLC (“the Adviser”) has adopted written proxy voting policies and procedures (“Proxy Policy”). The Tiburon Onshore and Offshore Funds and all existing Separately Managed Accounts (the “Funds”) have delegated proxy voting responsibilities with respect to the Funds and, to the Adviser.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their stakeholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines indicate the Adviser’s willingness to vote with management on matters of a routine administrative nature. Regarding special interest proposals, the Adviser is generally opposed to such proposals if they involve an economic cost to the company or restrict management’s freedom to operate in the best interests of its shareholders, impede the liquidity of our Funds’ investments or preclude prospective events the Adviser reasonably believes to be prospective. Conversely, should proposals hasten or enhance potential returns and/or liquidity, the Adviser is likely to vote in favor.

The Adviser carefully considers all matters which may have a potential major impact on the company, and it will generally vote against management on proposals that have the potential for a major adverse economic impact on the long-term value of the company’s shares.

Examples of issues which may have a major impact on the company include: (1) executive compensation plans, (2)  defensive  strategies  such  as  staggered  boards  and  “poison  pills,”  (3)  business  combinations  or restructurings, and (4) increases or decreases in common or preferred stock outstanding. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

Conflicts of Interest

On occasion, a conflict of interest may exist between Adviser and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, Adviser is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Adviser will typically adhere to the standard procedure of referring to the principles and guidelines described  herein in deciding  how to  vote.   Alternatively, Adviser  may  disclose  the  conflict  to  our  clients  and  obtain  their  consent  before  voting  or  seek  the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Adviser will take any of the following courses of action to resolve the conflict:

1)      Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)      Suggest that our Funds, Portfolios and clients   engage another party to determine how the proxy should be voted; or

3)      Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research  analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(12)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between the Registrant, with respect to EAS Alternatives Fund, EAS Trademark Capital Global Fund and Emerald Asset Advisors, LLC, previously filed on March 7, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(19)

Form of Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(22)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(24)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(25)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(29)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(30)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(34)

Investment Sub-Advisory Agreement between Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, LLC) and Advanced Investment Partners, LLC, with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(40)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(41)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(42)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(44)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(45)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between Strategic Investing Funds, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Managed Futures Trend Fund previously filed on April 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 146, and hereby incorporated by reference.

(d)(49)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(50)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(51)

Investment Advisory Agreement between Mount Yale Asset Management, LLC and the Registrant, with respect to Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(52)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(d)(53)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference.

(d)(54)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(55)

Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(d)(56)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxOppSM Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(d)(57)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.

(d)(58)

Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(60)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Rodney Square Management Corporation, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference

(d)(61)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(62)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(63)

Investment Advisory Agreement between RAM Capital Management, LLC and the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference

(d)(64)

Investment Advisory Agreement between Gratio Capital, Inc. and the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(65)

Investment Advisory Agreement between Bishop Asset Management, LLC and the Registrant, with respect to Bishop Volatility Flex Fund is previously filed on October 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 180, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(68)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund was previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272, and hereby incorporated by reference.

(d)(69)

Investment Advisory Agreement between BBW Capital Advisors and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(70)

Investment Sub-Advisory Agreement between BBW Capital Advisors and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(71)

Investment Advisory Agreement between 7Twelve Advisors, LLC, and the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(73)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(74)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(76)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(77)

Investment Advisory Agreement between Tatro Capital, LLC, and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.

(d)(79)

Investment Advisory Agreement between GPS Capital Management, LLC, and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(82)

Form of Investment Advisory Agreement between Avant Capital Management, LLC, and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(d)(83)	Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC with respect to the EAS Funds to be filed by amendment.
(d)(84)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(d)(85)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(86)

Investment Advisory Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(d)(88)

Investment Advisory Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(d)(89)

Form of Investment Advisory Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(d)(90)

Form of Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(d)(91)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and American Independence Financial Services, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(92)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Howard Capital Management, Inc. with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(93)

Form of Investment Advisory Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(d)(94)

Form of Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(d)(95)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(96)

Form of Investment Advisory Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(97)

Form of Investment Sub-Advisory Agreement between Absolute Private Wealth Management LLC and Horizon Cash Management LLC, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(98)

Form of Investment Advisory Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(d)(99)

Investment Advisory Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on July 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 289, and hereby incorporated by reference.

(d)(100)	Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(d)(101)

Form of Investment Advisory Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(d)(102)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(103)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(104)

Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(105)

Form of Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(106)

Interim Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(d)(107)

Form of Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(d)(108)

Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to the Patriot Fund previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(d)(109)

Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(d)(110)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(111)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, LLC, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(112)

Form of Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(113)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Harvest Capital Strategies, LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(114)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and OMT Capital Management LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(115)

Investment Advisory Agreement between Wright Fund Management, LLC and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(d)(116)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference.

(d)(117)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Visium Asset Management LP, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(118)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(119)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Sandalwood Securities, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(120)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Corporation, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(121)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Acuity Capital Management, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(122)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and MidOcean Credit Fund Management, L.P., with respect to the Sandalwood Opportunity previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(123)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Associates, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(124)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Fixed Income Long Short Fund to be filed by amendment.
(d)(125)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and RockView Management, LLC, with respect to the Altegris Fixed Income Long Short Fund to be filed by amendment.
(d)(126)

Investment Advisory Agreement between The Pacific Financial Group, Inc. and the Registrant, with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund to be filed by amendment.

(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)

Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference. Updated Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on October 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 314 and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(h)(12)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(13)

Expense Limitation Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund)  previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Advisory Fee Waiver Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) was previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Expense Limitation Agreement between the Registrant, with respect EAS Alternatives Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(21)

Form of Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to The Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(34)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(h)(38)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Investing Funds, LLC previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(40)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxBalancedSM Fund and Capstone Investment Financial Group, Inc previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Mount Yale Asset Management, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(h)(43)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxOppSM Fund and Capstone Investment Financial Group, Inc. previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(48)

Interim Expense Limitation Agreement between the Registrant, with respect to the SouthernSun Small Cap Fund and SouthernSun Asset Management, Inc., previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between the Registrant, with respect to Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(h)(53)

Expense Limitation Agreement between the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272 and hereby incorporated by reference.

(h)(54)

Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(56)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(57)

Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(h)(58)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(59)

Expense Limitation Agreement between Tatro Capital, LLC and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(60)

Expense Limitation Agreement between Knollwood Investment Advisors, LLC and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 9, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(h)(61)

Expense Limitation Agreement between GPS Capital Management, LLC and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(62)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(63)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(64)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(h)(65)

Form of Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(h)(66)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(h)(67)

Expense Limitation Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(h)(68)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(h)(69)

Expense Limitation Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(h)(70)

Form of Expense Limitation Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(h)(71)

Form of Expense Limitation Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(h)(72)

Form of Expense Limitation Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(h)(73)

Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(74)

Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(h)(75)

Form of Expense Limitation Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(h)(76)

Form of Expense Limitation Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(h)(77)

Form of Expense Limitation Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(h)(78)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(h)(79)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(h)(80)

Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(h)(81)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(h)(82)

Interim Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund was filed previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(h)(83)

Form of Expense Limitation Agreement between Rady Asset Management, LLC and the Registrant, with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(h)(84)

Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(h)(85)

Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference. Form of revised Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on June 4, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 381, and hereby incorporated by reference..

(h)(86)

Form of Expense Limitation Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(h)(87)

Expense Limitation Agreement between Wright Fund Management and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on June 11, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 385, and hereby incorporated by reference.

(h)(88)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(h)(89)

Expense Limitation Agreement between Ascendant Advisors, LLC, with respect to the Ascendant Natural Resources Master Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(89)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(h)(90)	Expense Limitation Agreement between Altegris Advisors, L.L.C., with respect to the Altegris Fixed Income Long Short Fund to be filed by amendment.
(h)(91)

Expense Limitation Agreement between The Pacific Financial Group, Inc. with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund to be filed by amendment.

(i)(1)	Opinion previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consents of Independent Auditors are filed herewith.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.  Power of Attorney of John V. Palancia previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Rule 12b-1 Plan of Sierra Core Retirement Fund previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)	Rule 12b-1 Plan of EAS Alternatives Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)	Rule 12b-1 Plan of Wade Tactical L/S Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(18)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(21)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(22)

Form of Rule 12b-1 Plan of SouthernSun U.S. Equity Fund previously filed on July 22, 2011, to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(23)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(24)

Rule 12b-1 Plan of Incline Capital Smart Switch Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(26)

Rule 12b-1 Plan of The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(27)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(28)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(29)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(31)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(32)	Rule 12b-1 Plan of The Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(33)

Rule 12b-1 Plan of MutualHedge Frontier Legends Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(m)(34)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(35)	Rule 12b-1 Plan of The Biondo Focus Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.
(m)(36)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(37)

Rule 12b-1 Plan of Strategic Investing Long/Short Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(m)(38)

Rule 12b-1 Plan of Arrow Managed Futures Trend Fund previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 148 and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of CIFG MaxBalancedSM Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(m)(40)

Rule 12b-1 Plan of Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(m)(41)	Rule 12b-1 Plan of Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(m)(42)	Rule 12b-1 Plan of 13D Activist Fund previously filed on February 3, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.
(m)(43)	Rule 12b-1 Plan of CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.
(m)(44)	Rule 12b-1 Plan of Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(m)(45)

Rule 12b-1 Plan of Altegris Managed Futures Strategy Fund previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(m)(46)	Rule 12b-1 Plan of Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(m)(47)

Rule 12b-1 Plan of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(m)(48)

Rule 12b-1 Plan of RAM Risk-Managed Growth Fund previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(m)(49)

Rule 12b-1 Plan of GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(m)(50)

Rule 12b-1 Plan of Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(m)(51)

Rule 12b-1 Plan of CWC Small Cap Aggressive Value Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(m)(52)	Rule 12b-1 Plan of The FX Strategy Fund previously filed on January 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 204, and hereby incorporated by reference.
(m)(53)

Rule 12b-1 Plan of Arrow Commodity Strategy Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(m)(54)	Rule 12b-1 Plan of 7Twelve Balanced Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(m)(54)

Rule 12b-1 Plan of Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(m)(56)

Rule 12b-1 Plan of Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Navigator Equity Hedged Fund previously filed on January 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 199, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Tatro Capital Tactical Appreciation Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(m)(59)

Rule 12b-1 Plan of Grant Park Managed Futures Strategy Fund previously filed on March 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 227, and hereby incorporated by reference.

(m)(60)	Rule 12b-1 Plan of GPS Multiple Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(m)(61)	Rule 12b-1 Plan of Diversified Risk Parity Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.
(m)(62)

Rule 12b-1 Plan of SCA Absolute Return Fund and SCA Directional Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.

(m)(63)

Form of Rule 12b-1 Plan of Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(m)(64)

Form of Rule 12b-1 Plan of Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(m)(65)	Rule 12b-1 Plan of Zeo Strategic Income Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(66)	Rule 12b-1 Plan of The Giralda Fund previously filed on September 30, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 308 and hereby incorporated by reference.
(m)(67)	Form of Rule 12b-1 Plan of Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.
(m)(68)

Rule 12b-1 Plan of Mosaic Managed Futures Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(m)(69)

Form of Rule 12b-1 Plan of Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(m)(70)

Form of Rule 12b-1 Plan of Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(m)(71)

Rule 12b-1 Plan of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Ascendant Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(m)(72)	Rule 12b-1 Plan of Ginkgo Multi-Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(73)

Form of Rule 12b-1 Plan of Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(74)

Form of Rule 12b-1 Plan of Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(m)(75)

Form of Rule 12b-1 Plan of Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(m)(76)

Form of Rule 12b-1 Plan of Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(m)(77)

Rule 12b-1 Plan of Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(m)(78)

Form of Rule 12b-1 Plan of RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(m)(79)

Form of Rule 12b-1 Plan of Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(m)(80)

Rule 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.  Revised 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(81)

Form of Rule 12b-1 Plan of the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(m)(82)

Form of Rule 12b-1 Plan of the Sierra Strategic Income Fund is filed previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(m)(83)

Form of Rule 12b-1 Plan of the Eagle MLP Strategy Fund  previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(m)(84)

Revised Rule 12b-1 Plan of the Leader Short term Bond and Leader Total Return Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(85)

Form of Rule 12b-1 Plan of the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(m)(86)	Rule 12b-1 Plan of the Altegris Fixed Income Long Short Fund to be file by amendment.
(m)(87)

Rule 12b-1 Plan of the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund to be file by amendment.

(n)

Rule 18f-3 Plan to add Eagle MLP Total Return Fund, Sandalwood Multi-Strategy Opportunity Fund and Altegris Fixed Income Long Short Fund to be filed by amendment. RPG Emerging Market Premium Sector Rotation Fund and Altegris Equity Long Short Fund previously filed on January 13, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 354, and hereby incorporated by reference.

(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(24)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(25)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(27)	Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(28)

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(29)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(p)(32)

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(33)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(36)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(38)	Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(39)

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(40)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(43)	Code of Ethics of FocusPoint Solutions, Inc. previously filed on February 12, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 127, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Strategic Investing Funds, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Capstone Investment Financial Group, Inc previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 147, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Dunn Warren Investment Advisors, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(p)(47)

Code of Ethics of Mount Yale Asset Management, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(48)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(51)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(53)

Code of Ethics of Rodney Square Management Corporation, previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(p)(54)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(55)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(56)	Code of Ethics of RAM Capital Management, LLC previously filed on July 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 163, and hereby incorporated by reference.
(p)(57)

Code of Ethics of Bishop Asset Management, LLC previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(p)(58)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(59)	Code of Ethics of BBW Capital Advisors previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(60)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(61)	Code of Ethics of 7Twelve Advisors, LLC previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(63)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(64)	Code of Ethics of Tatro Capital, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(p)(65)

Code of Ethics of Knollwood Investment Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(66)

Code of Ethics of GPS Capital Management, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(p)(67)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Avant Capital Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(p)(70)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(71)	Code of Ethics of Zeo Capital Advisors, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(72)

Code of Ethics of Brinton Eaton Associates, Inc. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(73)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Mosaic Capital Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(75)	Code of Ethics of Fusion Investment Group, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(76)

Code of Ethics of Altrius Institutional Asset Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(p)(77)	Code of Ethics of Ascendant Advisors, LLC previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.
(p)(78)

Code of Ethics of Winch Advisory Services, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(79)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(p)(80)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(p)(81)

Code of Ethics of Peregrine Capital Advisors, Inc. previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(82)	Code of Ethics of Triex Financial Services, Inc. previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(83)	Code of Ethics of Doubleline Capital LP was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(p)(84)

Code of Ethics of Preservation Trust Advisors, LLC previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(p)(85)	Code of Ethics of Princeton Fund Advisors, LLC to be filed by amendment.
(p)(86)	Code of Ethics of Eagle Global Advisors, LLC previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference
(p)(87)	Code of Ethics of Sandalwood Securities, Inc. to be filed by amendment.
(p)(88)	Code of Ethics of RockView Management, LLC to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund-- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund, the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund -- File No. 801 - 18151

Gratio Capital, Inc., the Adviser to the Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund and Sierra Strategic Income Fund– File No. 801- 68554

Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, the Adviser of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund0, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund0 – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Alternatives Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Tactical L/S Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund and Leader Total Return Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund – File No. 801-43455

Anchor Capital Management Group, LLC, Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. - 801-69345

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund and Adviser to The FX Strategy Fund- File No. 801-70068.

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund – File No. 801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Guardian Fund – File No. 801-68358.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Investing Funds, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. 801-71055.

Capstone Investment Financial Group, Inc, the Adviser of CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-70403.

Dunn Warren Investment Advisors, LLC, the Sub-Adviser of the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-67699.

Mount Yale Asset Management, LLC, the Adviser of Princeton Futures Strategy Fund – File No. 801-63221.

6800 Capital, LLC, the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, and Altegris Futures Evolution Strategy Fund and Altegris Equity Long Short Fund– File No. 801- 71496.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund – File No. 801-18475.

Howard Capital Management, Inc., the Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. 801-69763

Avant Capital Management, LLC, the Adviser of Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund – File No. 801-68387.

Bishop Asset Management LLC, the Adviser of the Bishop Volatility Flex Fund – File No. 801-71810.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

BBW Capital Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

7Twelve Advisors, LLC, the Adviser of the 7Twelve Balanced Fund – File No. 801-71758.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund – File No. 801-28445.

Tatro Capital, LLC, the Adviser of the Tatro Capital Tactical Appreciation Fund – File No. 801-72224.

Knollwood Investment Advisors, LLC, the Advisor of the Grant Park Managed Futures Strategy Fund – File No. 801-72068.

GPS Capital Management, LLC, the Advisor of the GPS Multiple Strategy Fund – File No. 801-64685.

Fusion Investment Group, LLC, the Advisor of the Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund – File No. 801-70495

Risk Paradigm Group, LLC, the Advisor of the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund– File No. 801-72141.

Genesis Capital LLC, the Advisor of the SCA Absolute Return Fund and SCA Directional Fund – File No. 801-62613.

Zeo Capital Advisors, LLC, the Advisor of the Zeo Strategic Income Fund – File No. 801-72287.

Brinton Eaton Associates, Inc., the Advisors of The Giralda Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Advisor of Iron Horse Fund – File No. 801-61884.

Mosaic Capital Management, LLC, the Advisor of Mosaic Managed Futures Strategy Fund – File No.801-72237.

Altrius Institutional Asset Management, LLC, the Advisor of Altrius Small Cap Value Fund – File No. 801-72306.

Ascendant Advisors, LLC, the Advisor of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and the Patriot Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

Absolute Private Wealth Management LLC, the Advisor of Quantitative Managed Futures Strategy Fund – File No. 801-72461

Horizon Cash Management LLC, the Sub-Advisor of Quantitative Managed Futures Strategy Fund – File No. 801- 47928

Peregrine Capital Advisors, Inc. the Advisor of Peregrine Gold Silver Alpha Strategy Fund – File No. 801-72659.

Triex Financial Services, Inc. the Advisor of Triex Long/Short Fund – File No. 801-72663.

Doubleline Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

F-Squared Institutional Advisors, LLC, the Sub-Adviser of RPM Emerging Market Premium Sector Rotation Fund – File 801-71753.

Preservation Trust Advisors, LLC, the Adviser of PTA Comprehensive Alternatives Fund – File No.801-72576.

Harvest Capital Strategies, LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-66003.

OMT Capital Management LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-60466.

Princeton Fund Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-72525.

Eagle Global Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-53294.

Sandalwood Securities, Inc the Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-42453.

RockView Management, LLC the Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-73761.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Equinox Funds Trust, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust II, Northern Lights Variable Trust, Roge Partners Funds and The Saratoga Advantage Trust.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to Leader Short-Term Bond Fund and Leader Total Return Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Changing Parameters Fund, Gratio Values Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund,  Arrow Managed Futures Trend Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Sierra Strategic Income Fund, Wintrust Capital Disciplined Equity Fund, EAS Alternatives Fund, Wade Tactical L/S  Fund, SouthernSun Small Cap Fund, SouthernSun U.S. Equity Fund, Wayne Hummer Real Estate 130/30 Fund, Wintrust Capital Small Cap Opportunity Fund and Incline Capital Smart Switch Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (Union), provides custodian services to the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, MutualHedge Funds, The Long-Short Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund, The Guardian Fund, GMG Defensive Beta Fund, Winans Long/Short Fund, Investment Partners Opportunities Fund, Strategic Investing Long/Short Fund. Arrow Managed Futures Trend Fund, CIFG MaxBalancedSM Fund, Princeton Futures Strategy Fund Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, CIFG MaxOppSM Fund CWC Small Cap Aggressive Value Fund, Bandon Isolated Alpha-Fixed Income Fund, Chadwick & D’Amato Fund, Arrow Commodity Strategy Fund, RAM Risk managed-Growth Fund, TransWestern Institutional Short Duration Government Bond Fund, Bishop Volatility Flex Fund. 7Twelve Balanced Fund, 13D Activist Fund, Beech Hill Total Return Fund, Navigator Equity Hedged Fund, GPS Multiple Strategy Fund, Diversified Risk Parity Fund, Peregrine Gold Silver Alpha Strategy Fund, Tatro Capital Appreciation Fund, Avant Gold Bullion Strategy Fund, Ginkgo Multi-Strategy Fund, Altrius Small Cap Value Fund, Triex Long/Short Fund, Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund, Ascendant Natural Resources Master Fund, Patriot Fund, Eagle MLP Total Return Fund and Sandalwood Opportunity Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Leader Total Return Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund, Altegris Managed Futures Strategy Fund. Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund and Altegris Fixed Income Long Short Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for Leader Short-Term Bond Fund and Leader Total Return Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund.

Gratio Capital, Inc., located at 155 Water Street, Brooklyn, NY 11201 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund and Sierra Strategic Income Fund.

Wintrust Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wintrust Capital Disciplined Equity Fund, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Alternatives Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Tactical L/S Fund.

SouthernSun Asset Management, LLC, 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund and Leader Total Return Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund. Also pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund.

Rady Asset Management, LLC located at 1020 Prospect Street, Suite 312, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Guardian Fund.

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Dunn Warren Investment Advisors, LLC, 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 80111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Mount Yale Asset Management, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Evolution Strategy Fund and Altegris Equity Long Short Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund.

Avant Capital Management, LLC, 458 S. Tamiami Trail, Osprey, FL 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund.

Bishop Asset Management LLC, 20 Park Plaza, Suite 606, Boston, MA 02116, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bishop Volatility Flex Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

BBW Capital Advisors, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

7Twelve Advisors, LLC, 1720 West End Ave., Suite 540 Nashville, TN 37203 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 7Twelve Balanced Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc, 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund.

Tatro Capital, LLC, 104 Richmond Ave., Nicholasville, KY 40356 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Tatro Capital Tactical Appreciation Fund.

Knollwood Investment Advisors, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund.

GPS Capital Management, LLC, 2410 Camino Ramon, Suite 128, San Ramon, CA 94583 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GPS Multiple Strategy Fund.

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund.

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SCA Absolute Return Fund and SCA Directional Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Brinton Eaton Associates, Inc., One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Mosaic Capital Management, LLC, 7535 Windsor Drive, Suite A205, Allentown PA, 18195, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mosaic Managed Futures Strategy Fund.

Altrius Institutional Asset Management, LLC, 1323 Commerce Drive, New Bern, NC, 28562, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Altrius Small Cap Value Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and the Patriot Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

Absolute Private Wealth Management LLC, 1001 West Loop South, Suite 811, Houston, TX 77027 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

Horizon Cash Management LLC, 325 W. Huron Street, Suite 808, Chicago, IL 60654 pursuant to the Sub-Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund.

Peregrine Capital Advisors, Inc., 311 West Monroe Street, Suite 1300, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Peregrine Gold Silver Alpha Strategy Fund.

Triex Financial Services, Inc., 10470 W. 163rd Place, Orland Park, IL 60467, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Triex Long/Short Fund.

Doubleline Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

F-Squared Institutional Advisors, LLC, 2221 Washington Street, Suite 201, Newton, MA 02462, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the RPG Emerging Market Premium Sector Rotation Fund.

Preservation Trust Advisors, LLC, One Embarcadero Center, Suite 1140, San Francisco, CA 94111, pursuant to the Interim Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Long-Short Fund.

Harvest Capital Strategies, LLC, 600 Montgomery Street, 20th Floor, San Francisco, CA 94111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

OMT Capital Management LLC, One Montgomery Street, Suite 3300, San Francisco, CA 94104, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver CO 80202, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston TX 77057, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Sandalwood Securities, Inc. 101 Eisenhower Parkway, 3rd Floor, Roseland, NJ 07068, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Sandalwood Opportunity Fund.

RockView Management, LLC Metro Center, One Station Place, 7th Floor, Stamford , CT 06902, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Fixed Income Long Short Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and  has duly caused this Post-Effective Amendment No. 427 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 26th day of October, 2012.

NORTHERN LIGHTS FUND TRUST

(Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	October 26, 2012
John V. Palancia*	Trustee	October 26, 2012
Gary Lanzen*	Trustee	October 26, 2012
Anthony Hertl*	Trustee	October 26, 2012
Mark Taylor*	Trustee	October 26, 2012
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	October 26, 2012
Kevin Wolf*	Treasurer and Principal Accounting Officer	October 26, 2012

By:

Date:

/s/ James P. Ash, Esq.

October 26, 2012

James Ash

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011 and January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234 and No. 346, which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	(i)(2)
Consents of Independent Auditors	(j)(1)